United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-7141

(Investment Company Act File Number)

Federated World Investment Series, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/19

Date of Reporting Period: 11/30/19

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2019
Share Class | Ticker	A | IHIAX	C | IHICX	Institutional | EMDIX

Federated Emerging Market Debt Fund
Fund Established 1996

A Portfolio of Federated World Investment Series, Inc.
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated Emerging Market Debt Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2018 through November 30, 2019. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Emerging Market Debt Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2019, was 11.23% for the Class A Shares, 10.34% for Class C Shares and 11.49% for the Institutional Shares. The total return of the Fund's Blended Index1 was 12.82% during the reporting period. The Blended Index is equally weighted among the following indexes: J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG), J.P. Morgan Corporate Emerging Markets Bond Index and J.P. Morgan Government Bond Index-Emerging Markets-Unhedged. 2 The total return for the JPM-EMBIG, the Fund's broad-based securities market index, was 13.95% during the same period. The total return of the Morningstar Emerging Markets Bond Funds Average (MEMBFA),3 a peer group average for the Fund, was 10.87% during the same period. The Fund's and the MEMBFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of any index.
The most influential components affecting the Fund's performance relative to the Blended Index were: (1) asset allocation (i.e., corporate, sovereign and quasi-sovereign debt); (2) duration management;4 which is a measurement of the Fund's sensitivity to changing interest rates;5 and (3) currency exposure (an allocation to non-U.S. dollar currencies).6
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
Global developments varied widely in 2019 and touched upon a dizzying array of subjects that ranged from U.S. impeachment proceedings, aggressive European monetary easing, rising risk of default and political transition in Argentina, drone attacks on Saudi oil fields and mounting fears of a global recession. In the U.S., the Federal Reserve, after initially raising rates earlier in the reporting period, proceeded to then cut interest rates later in the reporting period. Central to this reduction in U.S. borrowing costs were trade tensions with China and increasing risks of an economic downturn in both Europe and Asia. U.S. economic data during the third calendar quarter remained fairly resilient but began to hint that the U.S. economy was not immune to global trade tensions
Annual Shareholder Report

In Argentina, President Macri's popularity continued to decline on domestic economic weakness and high inflation. The preliminary primary election predicted minimal chance of Macri retaining leadership. The International Monetary Fund may discontinue disbursements to Argentina if the new regime does not develop a coherent economic policy. In Brazil, President Bolsonaro's discussions in relation to the elusive pension reform progressed. In Mexico, economic activity continued to weaken and its central bank took a more accommodating monetary policy stance. Initially, in Mexico, President Andres Moreno Lopez Obrador roiled markets with the decision to hold a series of public referendums regarding a number of key domestic issues. However, as the year progressed, a lack of any new material headwinds from President Obrador provided a welcomed respite for investors. The rest of Latin America saw volatility in commodity prices as trade talks continued between the U.S. and China. Failed resolution in these talks has remained a key story globally with commodity prices at the mercy of global trade developments. In Venezuela, the incumbent government survived an opposition threat to seize power. Quality of life for Venezuelan citizens remains abysmal, but there is no apparent leadership transition in sight.
In Europe, the Middle East, and Africa (EMEA region) the Turkish economy returned to positive growth, largely on the back of consumer expenditure and net exports. In the aftermath of the lira crisis in the summer of 2018, Turkish inflation peaked at 25%; however, over the past year, this has declined to 8.5%, with a corresponding 1,000 basis points of rate cuts during the reporting period. In spite of this clear disinflationary course, investors continued to question the independence and credibility of monetary policy after the central bank governor was dismissed by presidential decree in July. Following on from his May 2019 election victory, President Ramaphosa of South Africa was expected to embark on a series of pro-growth economic reforms and the restructuring of ailing public enterprises. However, during the reporting period, significant shortfalls in tax revenues, a ZAR 49 billion bailout for Eskom, a South African electricity public utility, and opposition to his reform program has hampered any progress. At the last Medium Term Budget Policy Statement in October 2019, growth projections were cut and the debt to Gross Domestic Product ratio was forecast to rise above 70% over the medium-term, putting its Moody's investment-grade rating in jeopardy.
Annual Shareholder Report

Tensions in the Middle East region increased over the past year as we saw armed confrontation flare up in the Persian Gulf. What started off as small attacks on oil tankers by suspected Iranian naval forces culminated in a much larger September missile attack on Saudi oil installations. Although the international response was fairly muted, the attack disrupted close to 50% of Saudi Arabia's daily oil production and led to Brent crude prices spiking by 15% during the reporting period. Such geopolitical risks were a reminder to investors of the risks inherent in the region.
The U.S.-China trade talks grounded to a halt in the spring as the dispute turned ugly and more forceful language was used by both sides. However, at a bilateral meeting in June on the sidelines of the Osaka G20 summit, a truce was declared. In exchange for a commitment by the U.S. to not impose new additional tariffs on Chinese imports and the lifting of a ban on equipment sales to telecom giant Huawei, the Chinese side committed to buying more U.S. agricultural produce. These concessions were enough to restart talks on a multi-layered trade deal. Phase 1 discussions started in September, and a draft text has been largely agreed-upon.
asset allocation
Fund management actively allocated the Fund's assets between corporate, sovereign and quasi-sovereign debt. During the reporting period, corporate and quasi-sovereign debt outperformed sovereign debt. Management had more of the Fund's assets allocated to corporate and quasi-sovereign debt relative to its benchmark, which contributed positively to relative Fund performance.
duration
During the reporting period, Fund management actively managed the overall duration exposure of the Fund utilizing cash, bonds and various U.S. Treasury interest rate futures. The Fund's interest rate exposure shifted between a marginally underweight position to a marginally overweight position relative to its benchmark. The strategy contributed negatively to Fund performance.
currency
The Fund's Blended Index has a 33% exposure to non-U.S. dollar currencies. During the reporting period, Fund management maintained an overall allocation that was similar to that of the index but with some over/under weight exposures in specific currencies. Allocations to the Brazil real and the Polish zloty contributed negatively to Fund performance. Allocations to South African rand, Mexican peso, and Egyptian pound had a positive contribution to Fund performance.
Annual Shareholder Report

1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the indexes that comprise the Blended index.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MEMBFA.
4	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.
5	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
6	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Emerging Market Debt Fund from November 30, 2009 to November 30, 2019, compared to a blend of indexes comprised of an equal weighting of the J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG), J.P. Morgan Corporate Emerging Market Bond Index and J.P. Morgan Government Bond Index-Emerging Markets-Unhedged (the “Blended Index”)2 and the Morningstar Emerging Markets Bond Funds Average (MEMBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2019
■	Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
■	Total returns shown for the Class A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2019
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	6.26%	1.57%	4.33%
Class C Shares	9.34%	1.74%	4.03%
Institutional Shares[4]	11.49%	2.75%	5.00%
JPM-EMBIG	13.95%	4.88%	6.41%
MEMBFA[3]	10.87%	2.87%	4.04%
Blended Index	12.82%	4.42%	6.18%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); For Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than or equal to one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The JPM-EMBIG tracks total returns for traded external debt instruments in the emerging markets. The J.P. Morgan Corporate Emerging Market Bond Index is a global, corporate emerging markets benchmark that tracks U.S.-denominated corporate bonds issued by emerging markets entities. The J.P. Morgan Government Bond Index-Emerging Markets-Unhedged tracks local currency government bonds issued by emerging markets. The indexes are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

3	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund's Institutional Shares commenced operations on March 30, 2012. For the period prior to commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance for Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares are estimated to have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2019, the Fund's issuer country exposure composition was as follows:
Country	Exposure as a Percentage of Total Net Assets[1]
Brazil	15.7%
Russia	11.5%
China	9.4%
Mexico	8.2%
South Africa	5.2%
Turkey	5.2%
Ukraine	3.7%
Saudi Arabia	3.0%
United Arab Emirates	2.6%
Egypt	2.5%
Argentina	2.5%
Ghana	2.2%
Bahrain	1.8%
Nigeria	1.6%
Indonesia	1.3%
Angola	1.1%
Belarus	1.1%
Kazakhstan	1.1%
Oman	1.1%
Poland	1.1%
Sri Lanka	1.1%
Thailand	1.1%
Other[2]	14.1%
Cash Equivalents[3]	1.3%
Derivative Contracts[4]	0.2%
Other Assets and Liabilities—Net[5]	0.3%
TOTAL	100.0%
Annual Shareholder Report

1	This table depicts the Fund's exposure to various countries through its investment in foreign fixed-income securities, along with the Fund's holdings of cash equivalents and other assets and liabilities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company (the “Issuer”) has registered the security. However, the Fund's Adviser may allocate the Issuer to a country based on other factors such as the location of the Issuer's head office, the jurisdiction of the Issuer's incorporation, the location of the principal trading market for the Issuer's securities or the country from which a majority of the Issuer's revenue is derived.
2	For purposes of this table, issuer country exposure which constitutes less than 1.00% of the Fund's total net assets have been aggregated under the designation of “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund's foreign cash position.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2019
Principal Amount, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		CORPORATE BONDS—47.6%
		Automotive—0.5%
$200,000		Hyundai Capital America, Sr. Unsecd. Note, 144A, 3.400%, 6/20/2024	$204,370
		Banking—11.1%
200,000		Akbank TAS, 144A, 7.200%, 3/16/2027	191,067
200,000	[1]	Alfa Bank (Alfa Bond), Jr. Sub. Note, 8.000%, 2/3/2022	205,179
200,000		Alfa Bank (Alfa Bond), Sub. Deb., 144A, 5.950%, 4/15/2030	204,000
ARS 1,800,000	[2]	Banco Hipotecario SA, Unsecd. Note, 144A, 48.562% (30-35 Day Argentina Dep Rates BADLAR Priv Bks ARS +4.000%), 11/7/2022	27,337
$15,000		Bank of China Ltd., Sub. Note, REGS, 5.000%, 11/13/2024	16,428
200,000		BBVA Bancomer SA Mexico, Jr. Sub. Note, 144A, 5.350%, 11/12/2029	202,819
200,000		Development Bank of Mongolia, Sr. Unsecd. Note, 144A, 7.250%, 10/23/2023	210,511
200,000		Development Bank of the Republic of Belarus JSC, Sr. Unsecd. Note, 144A, 6.750%, 5/2/2024	210,520
200,000	[1]	DIB Tier 1 Sukuk 2 Ltd., Jr. Sub. Note, 6.750%, 1/20/2021	205,790
200,000		Industrial and Commercial Bank of China Ltd., REGS, 4.875%, 9/21/2025	219,802
100,000		Industrial Senior Trust, Sr. Unsecd. Note, REGS, 5.500%, 11/1/2022	104,282
200,000		MTN Mauritius Investment Ltd., Sr. Unsecd. Note, 144A, 5.373%, 2/13/2022	207,725
200,000		National Bank of Oman, Jr. Sub. Deb., 7.875%, 5/18/2068	205,454
200,000	[1]	NBK Tier 1 Financing 2 Ltd., Jr. Sub. Deb., 144A, 4.500%, 11/27/2025	199,875
200,000		Sberbank of Russia, REGS, 5.125%, 10/29/2022	211,187
200,000		Sibur Securities DAC, Sr. Unsecd. Note, 144A, 3.450%, 9/23/2024	202,518
200,000		SovCo Capital Partners BV, Sub. Deb., 144A, 8.000%, 4/7/2030	207,588
200,000		TBC Bank JSC, Sr. Unsecd. Note, 144A, 5.750%, 6/19/2024	206,500
200,000		Tengizchevroil Finance Co. International Ltd., Sec. Fac. Bond, REGS, 4.000%, 8/15/2026	210,595
200,000		Turkiye Vakiflar Bankasi T.A.O., Sr. Unsecd. Note, 144A, 8.125%, 3/28/2024	208,710
200,000		Turkiye Vakiflar Bankasi T.A.O., Sr. Unsecd. Note, REGS, 5.750%, 1/30/2023	196,325
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Banking—continued
$200,000		Wanda Properties International Co., Sr. Unsecd. Note, 7.250%, 1/29/2024	$200,381
200,000		Yapi ve Kredi Bankasi A.S., Sr. Unsecd. Note, REGS, 6.100%, 3/16/2023	201,200
		TOTAL	4,255,793
		Chemicals & Plastics—2.3%
200,000		CNAC HK Finbridge Co. Ltd., Sr. Unsecd. Note, 4.125%, 7/19/2027	210,833
200,000		CNAC HK Finbridge Co. Ltd., Sr. Unsecd. Note, 4.875%, 3/14/2025	217,229
200,000		Groupe Office Cherifien des Phosphates SA, 144A, 6.875%, 4/25/2044	250,664
200,000		Sasol Financing USA LLC, Sr. Unsecd. Note, 5.875%, 3/27/2024	215,335
		TOTAL	894,061
		Finance—1.1%
200,000	[1]	CNRC Capitale Ltd., Sr. Unsecd. Note, 3.900%, 6/2/2022	202,753
200,000		MDC-GMTN BV, Sr. Unsecd. Note, 144A, 3.700%, 11/7/2049	205,501
		TOTAL	408,254
		Financial Intermediaries—0.5%
200,000		ICD Funding Ltd., Sr. Unsecd. Note, 4.625%, 5/21/2024	209,721
		Food Services—1.0%
200,000		MHP Lux SA, Sr. Unsecd. Note, 144A, 6.250%, 9/19/2029	189,465
200,000		MHP Lux SA, Sr. Unsecd. Note, REGS, 6.950%, 4/3/2026	205,524
		TOTAL	394,989
		Forest Products—0.5%
200,000		Suzano Austria GmbH, Sr. Unsecd. Note, 5.000%, 1/15/2030	206,850
		Metals & Mining—4.4%
200,000		Alrosa Finance SA, Sr. Unsecd. Note, 144A, 4.650%, 4/9/2024	211,441
400,000		Evraz PLC, Sr. Unsecd. Note, 144A, 5.250%, 4/2/2024	430,750
200,000		Gold Fields Orogen Holding BVI Ltd., Sr. Unsecd. Note, 144A, 5.125%, 5/15/2024	212,998
200,000		Metinvest BV, Sr. Unsecd. Note, 144A, 7.750%, 10/17/2029	196,907
200,000		Metinvest BV, Sr. Unsecd. Note, REGS, 7.750%, 4/23/2023	206,788
200,000		Minmetals Bounteous Finance BVI Ltd., Sr. Unsecd. Note, 4.200%, 7/27/2026	213,469
200,000		Severstal OAO Via Steel Capital SA, Sr. Unsecd. Note, 144A, 3.150%, 9/16/2024	199,993
		TOTAL	1,672,346
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Oil & Gas—11.9%
$200,000		KazMunayGas National Co JSC, Sr. Unsecd. Note, REGS, 4.750%, 4/19/2027	$218,682
200,000		Oil & Gas Holdings, Sr. Unsecd. Note, 144A, 7.625%, 11/7/2024	229,580
200,000		Pertamina Persero PT, Sr. Unsecd. Note, 144A, 6.500%, 11/7/2048	261,077
55,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 144A, 5.093%, 1/15/2030	57,654
350,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 6.850%, 6/5/2115	390,192
400,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 6.900%, 3/19/2049	458,280
100,000		Petrobras Global Finance BV, Sr. Unsecd. Note, Series WI, 5.999%, 1/27/2028	111,616
1,000,000		Petroleos de Venezuela, S.A., Unsecd. Note, REGS, 6.000%, 5/16/2024	77,500
25,000		Petroleos Mexicanos, Sr. Unsecd. Note, 144A, 6.490%, 1/23/2027	26,406
25,000		Petroleos Mexicanos, Sr. Unsecd. Note, 144A, 7.690%, 1/23/2050	26,877
167,000		Petroleos Mexicanos, Sr. Unsecd. Note, Series WI, 6.350%, 2/12/2048	157,492
950,000		Petroleos Mexicanos, Sr. Unsecd. Note, Series WI, 6.500%, 1/23/2029	976,175
20,833		Petroleum Co. of Trinidad and Tobago Ltd., Sr. Unsecd. Note, REGS, 6.000%, 5/8/2022	20,703
200,000	[1]	PTTEP Treasury Center Co. Ltd., Jr. Sub. Deb., REGS, 4.600%, 7/17/2022	205,091
200,000		PTTEP Treasury Center Co. Ltd., Sr. Unsecd. Note, 144A, 3.903%, 12/6/2059	198,520
200,000		Saudi Arabian Oil Co. (Aramco), Sr. Unsecd. Note, 144A, 4.375%, 4/16/2049	218,956
300,000		Saudi Arabian Oil Co. (Aramco), Sr. Unsecd. Note, REGS, 3.500%, 4/16/2029	312,913
200,000		SEPLAT Petroleum Development Co. PLC, Sr. Unsecd. Note, 144A, 9.250%, 4/1/2023	210,000
200,000		Tullow Oil PLC, Sr. Unsecd. Note, 144A, 7.000%, 3/1/2025	198,498
50,000		YPF Sociedad Anonima, Sr. Unsecd. Note, 144A, 6.950%, 7/21/2027	38,267
50,000		YPF Sociedad Anonima, Sr. Unsecd. Note, 144A, 8.500%, 3/23/2021	47,645
200,000		YPF Sociedad Anonima, Sr. Unsecd. Note, REGS, 7.000%, 12/15/2047	138,365
		TOTAL	4,580,489
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Pharmaceuticals—0.3%
$100,000	Inretail Pharma SA, Sr. Unsecd. Note, 144A, 5.375%, 5/2/2023	$104,917
	Real Estate—5.2%
200,000	China Evergrande Group, Sec. Fac. Bond, 6.250%, 6/28/2021	190,476
200,000	China Great Wall International Holdings III Ltd., Sr. Unsecd. Note, Series EMTN, 3.875%, 8/31/2027	209,146
300,000	China Overseas Finance Cayman V Ltd., Sr. Unsecd. Note, Series A, 3.950%, 11/15/2022	309,560
200,000	Country Garden Holdings Co., Sr. Unsecd. Note, 7.500%, 3/9/2020	202,250
200,000	Dar Al-Arkan Sukuk Co. Ltd., Sr. Unsecd. Note, 6.875%, 3/21/2023	200,848
200,000	Esic Sukuk Ltd, Sr. Unsecd. Note, Series EMTN, 3.939%, 7/30/2024	199,713
300,000	Franshion Brilliant Ltd., Sub. Note, 5.750%, 7/17/2068	299,401
200,000	Longfor Properties, Sr. Unsecd. Note, 3.875%, 7/13/2022	203,975
200,000	Yanlord Land Group Ltd., Sr. Unsecd. Note, 5.875%, 1/23/2022	201,408
	TOTAL	2,016,777
	Retailers—1.4%
200,000	Eurotorg (Bonitron DAC), Sr. Unsecd. Note, REGS, 8.750%, 10/30/2022	213,450
300,000	JD.com, Inc., Sr. Unsecd. Note, 3.875%, 4/29/2026	312,279
	TOTAL	525,729
	Technology Services—0.6%
200,000	Tencent Holdings Ltd., 144A, 3.975%, 4/11/2029	215,259
	Telecommunications & Cellular—3.0%
200,000	GTH Finance B.V., Sr. Unsecd. Note, REGS, 7.250%, 4/26/2023	224,464
300,000	HTA Group Ltd., Sr. Unsecd. Note, 144A, 9.125%, 3/8/2022	310,383
200,000	IHS Netherlands Holdco BV, Sr. Unsecd. Note, 144A, 8.000%, 9/18/2027	213,000
200,000	Liquid Telecommunications Financing Plc, Sec. Fac. Bond, 144A, 8.500%, 7/13/2022	200,716
200,000	Veon Holdings BV, Sr. Unsecd. Note, 144A, 4.000%, 4/9/2025	206,480
	TOTAL	1,155,043
	Utilities—3.8%
200,000	ACWA Power Management and Investments One Ltd., Sec. Fac. Bond, REGS, 5.950%, 12/15/2039	212,500
200,000	Eskom Holdings Ltd., Sr. Unsecd. Note, REGS, 5.750%, 1/26/2021	200,071
400,000	Eskom Holdings Ltd., Unsecd. Note, REGS, 7.125%, 2/11/2025	403,846
200,000	Kosmos Energy Ltd., Sr. Unsecd. Note, 144A, 7.125%, 4/4/2026	207,675
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Utilities—continued
$200,000	Perusahaan Listrik Negara PT, Sr. Unsecd. Note, 144A, 5.450%, 5/21/2028	$229,875
200,000	Yingde Gases Investment Ltd., 144A, 6.250%, 1/19/2023	206,402
	TOTAL	1,460,369
	TOTAL CORPORATE BONDS (IDENTIFIED COST $17,973,933)	18,304,967
	FOREIGN GOVERNMENTS/AGENCIES—50.6%
	Sovereign—50.6%
200,000	Abu Dhabi, Government of, Sr. Unsecd. Note, 144A, 3.125%, 9/30/2049	194,840
200,000	Angola, Government of, Sr. Unsecd. Note, 144A, 8.000%, 11/26/2029	199,208
200,000	Angola, Government of, Sr. Unsecd. Note, 144A, 8.250%, 5/9/2028	204,032
550,000	Argentina, Government of, Sr. Unsecd. Note, 5.875%, 1/11/2028	218,075
150,000	Argentina, Government of, Sr. Unsecd. Note, 7.125%, 6/28/2117	61,125
230,000	Argentina, Government of, Sr. Unsecd. Note, 7.625%, 4/22/2046	97,290
150,000	Argentina, Government of, Sr. Unsecd. Note, 8.000%, 10/8/2020	54,750
200,000	Argentina, Government of, Sr. Unsecd. Note, Series NY, 3.750%, 12/31/2038	78,250
83,340	Argentina, Government of, Unsecd. Note, 8.750%, 5/7/2024	27,086
200,000	Bahrain, Government of, Sr. Unsecd. Note, REGS, 7.000%, 1/26/2026	230,500
200,000	Bahrain, Government of, Sr. Unsecd. Note, REGS, 7.000%, 10/12/2028	230,000
BRL 7,750,000	Brazil, Government of, Series NTNF, 10.000%, 1/1/2021	2,003,273
9,900,000	Brazil, Government of, Series NTNF, 10.000%, 1/1/2025	2,777,969
$200,000	Brazil, Government of, Sr. Secd. Note, 5.625%, 2/21/2047	220,000
200,000	Cameroon, Government of, Sr. Unsecd. Note, 144A, 9.500%, 11/19/2025	219,102
COP 850,000,000	Colombia, Government of, Sr. Unsecd. Note, Series B, 6.000%, 4/28/2028	237,436
$150,000	Dominican Republic, Government of, Sr. Unsecd. Note, 144A, 6.000%, 7/19/2028	163,689
200,000	Ecuador, Government of, Sr. Unsecd. Note, 144A, 7.875%, 3/27/2025	157,000
200,000	Ecuador, Government of, Sr. Unsecd. Note, REGS, 8.875%, 10/23/2027	159,000
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
EGP 800,000	[3]	Egypt Treasury Bill, Unsecd. Note, Series 273D, 15.899%, 2/25/2020	$47,952
3,300,000	[3]	Egypt Treasury Bill, Unsecd. Note, Series 364D, 15.644%, 3/17/2020	196,023
3,000,000		Egypt, Government of, Series 5Y, 14.350%, 9/10/2024	189,263
EUR 100,000		Egypt, Government of, Sr. Unsecd. Note, 144A, 6.375%, 4/11/2031	114,635
$200,000		Egypt, Government of, Sr. Unsecd. Note, 144A, 7.052%, 1/15/2032	202,800
200,000		Egypt, Government of, Sr. Unsecd. Note, 144A, 8.700%, 3/1/2049	214,768
200,000		El Salvador, Government of, Sr. Unsecd. Note, 144A, 7.124%, 1/20/2050	202,840
200,000		Ghana, Government of, Sr. Unsecd. Note, REGS, 7.875%, 3/26/2027	206,210
200,000		Ghana, Government of, Unsecd. Note, REGS, 10.750%, 10/14/2030	250,004
EUR 100,000		Ivory Coast, Government of, Sr. Unsecd. Note, 144A, 5.875%, 10/17/2031	110,830
$129,360		Ivory Coast, Government of, Sr. Unsecd. Note, REGS, 5.750%, 12/31/2032	127,003
200,000		Jordan, Government of, Sr. Unsecd. Note, 144A, 7.375%, 10/10/2047	207,040
200,000		Kenya, Government of, REGS, 6.875%, 6/24/2024	213,148
200,000		Lebanon, Government of, Sr. Unsecd. Note, 6.850%, 3/23/2027	90,000
MXN 8,800,000		Mex Bonos Desarr Fix Rt, Sr. Unsecd. Note, Series M, 7.250%, 12/9/2021	452,205
$200,000		Mexico, Government of, 3.750%, 1/11/2028	207,200
MXN 16,930,000		Mexico, Government of, Series M, 6.500%, 6/10/2021	860,725
13,600,000		Mexico, Government of, Sr. Unsecd. Note, Series M, 5.000%, 12/11/2019	693,303
$200,000		Nigeria, Government of, Sr. Unsecd. Note, REGS, 6.500%, 11/28/2027	199,504
200,000		Oman, Government of, Sr. Unsecd. Note, 144A, 5.625%, 1/17/2028	200,140
200,000		Panama, Government of, Sr. Unsecd. Note, 4.500%, 4/16/2050	235,000
PEN 700,000		Peru, Government of, Sr. Unsecd. Note, 6.150%, 8/12/2032	231,049
PLN 1,600,000		Poland, Government of, Unsecd. Note, Series 0726, 2.500%, 7/25/2026	423,468
$230,000		Qatar, Government of, Sr. Unsecd. Note, 144A, 4.817%, 3/14/2049	284,291
RUB 45,000,000		Russia, Government of, Series 6212, 7.050%, 1/19/2028	734,751
$200,000		Russia, Government of, Sr. Unsecd. Note, 144A, 5.250%, 6/23/2047	245,536
RUB 42,800,000		Russia, Government of, Unsecd. Note, Series 6222, 7.100%, 10/16/2024	692,188
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
$200,000		Russian Federation, Sr. Unsecd. Note, 144A, 5.100%, 3/28/2035	$235,512
200,000		Russian Federation, Sr. Unsecd. Note, REGS, 4.375%, 3/21/2029	220,020
200,000		Saudi Arabia, Government of, Sr. Unsecd. Note, REGS, 4.500%, 10/26/2046	222,266
200,000		Senegal, Government of, Sr. Unsecd. Note, 144A, 6.750%, 3/13/2048	194,476
ZAR 8,000,000		South Africa, Government of, Series R209, 6.250%, 3/31/2036	386,535
$200,000		South Africa, Government of, Sr. Unsecd. Note, 5.750%, 9/30/2049	190,994
200,000		Sri Lanka, Government of, Sr. Unsecd. Note, 144A, 7.550%, 3/28/2030	189,000
200,000		Sri Lanka, Government of, Sr. Unsecd. Note, 144A, 7.850%, 3/14/2029	193,711
200,000		Turkey, Government of, Sr. Unsecd. Note, 5.600%, 11/14/2024	201,185
200,000		Turkey, Government of, Sr. Unsecd. Note, 5.750%, 5/11/2047	171,007
200,000		Turkey, Government of, Sr. Unsecd. Note, 6.125%, 10/24/2028	198,970
200,000		Turkey, Government of, Sr. Unsecd. Note, 6.350%, 8/10/2024	207,229
TRY 2,500,000		Turkey, Government of, Unsecd. Note, 7.400%, 2/5/2020	431,720
$200,000		Ukraine, Government of, Sr. Unsecd. Note, REGS, 7.750%, 9/1/2025	211,200
UAH 2,500,000	[3]	Ukraine, Government of, Unsecd. Deb., Series 364D, 14.590%, 4/1/2020	99,303
$325,000	[4]	Ukraine, Government of, Unsecd. Note, Series GDP, 144A, 0.000%, 5/31/2040	296,562
UYU 3,400,000		Uruguay, Government of, 144A, 9.875%, 6/20/2022	87,570
$200,000		Uzbekistan, Government of, Unsecd. Note, 144A, 4.750%, 2/20/2024	209,905
1,500,000		Venezuela, Government of, 8.250%, 10/13/2024	168,750
		TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $22,620,686)	19,480,416
		PURCHASED PUT OPTION—0.0%
65,000		USD PUT/CAD CALL, Morgan Stanley, Notional Amount $65,000, Exercise Price $1.328, Expiration Date 12/4/2019 (IDENTIFIED COST $172 )	82
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount, or Shares		Value in U.S. Dollars
	INVESTMENT COMPANY—1.3%
485,099	Federated Institutional Prime Value Obligations Fund, Institutional Shares,1.77%[5] (IDENTIFIED COST $485,244)	$485,244
	TOTAL INVESTMENT IN SECURITIES—99.5% (IDENTIFIED COST $41,080,035)[6]	38,270,709
	OTHER ASSETS AND LIABILITIES - NET—0.5%[7]	185,196
	TOTAL NET ASSETS—100%	$38,455,905
At November 30, 2019, the Fund had the following outstanding written option contracts:
Counterparty	Description	Notional Amount	Expiration Date	Exercise Price	Value
Call Options:
[4]Barclays	USD CALL/NZD PUT	$43,470	12/10/2019	$0.644	$(100)
Put Options:
[4]Bank of America Merrill Lynch	USD PUT/CAD CALL	$65,000	12/12/2019	$1.30	$(1)
(PREMIUMS RECEIVED $431)					$(101)
At November 30, 2019, the Fund had the following open swap contracts:
CREDIT DEFAULT SWAPS
Counter- party	Reference Entity	Buy/ Sell	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread at 11/30/2019[8]	Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swaps:
Citibank, N.A.	Republic of Argentina	Buy	5.00%	12/20/2024	47.98%	$300,000	$188,733	$172,489	$16,244
Goldman Sachs	Republic of Brazil	Buy	1.00%	12/20/2024	1.24%	$400,000	$4,560	$7,396	$(2,836)
Citibank, N.A.	Republic of Columbia	Buy	1.00%	12/20/2024	0.90%	$200,000	$(993)	$(524)	$(469)
Barclays Bank	Republic of Indonesia	Buy	1.00%	12/20/2024	0.74%	$200,000	$(2,481)	$(567)	$(1,914)
Citibank, N.A.	Republic of Turkey	Buy	1.00%	12/20/2024	3.26%	$200,000	$19,477	$24,202	$(4,725)
TOTAL CREDIT DEFAULT SWAPS							$209,296	$202,996	$6,300
Annual Shareholder Report

INTEREST RATE SWAPS
Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
OTC Swaps:
HSBC	MXIBTIIE	Pay	6.190%	7/20/2026	MXN 45,000,000	$(37,249)	$(37,249)
At November 30, 2019, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
12/18/2019	Bank of America	20,000,000 ZAR	$1,349,251	$12,281
12/18/2019	Credit Agricole	180,000,000 HUF	$634,250	$(40,692)
2/3/2020	Citibank	1,475,000 RON	$345,411	$(6,581)
2/3/2020	JPMorgan	6,000,000 PLN	$1,573,153	$(40,906)
2/4/2020	State Street	15,000,000 MXN	$774,070	$(14,901)
2/28/2020	Bank of America	123,000 AUD	$83,628	$(234)
2/28/2020	Barclays	700,000 NOK	$76,377	$(421)
2/28/2020	Morgan Stanley	135,000 NZD	$86,848	$(58)
Contracts Sold:
12/3/2019	Morgan Stanley	4,350,000 BRL	$1,038,806	$11,501
12/18/2019	BNP Paribas	99,000 EUR	$109,795	$552
12/18/2019	Citibank	140,000 EUR	$154,080	$(404)
12/18/2019	State Street	15,475,000 ZAR	$1,042,383	$(11,102)
2/28/2020	Barclays	$400,000	7,815,080 MXN	$(5,747)
2/28/2020	JPMorgan	$65,000	85,814 CAD	$(363)
3/3/2020	Morgan Stanley	4,500,000 BRL	$1,059,073	$655
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(96,420)
Net Unrealized Depreciation on Foreign Exchange Contracts and the Value of Written Option Contracts and Swap Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended November 30, 2019, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2018	1,381,201
Purchases/Additions	23,693,357
Sales/Reductions	(24,589,459)
Balance of Shares Held 11/30/2019	485,099
Value	$485,244
Change in Unrealized Appreciation/Depreciation	$39
Net Realized Gain/(Loss)	$784
Dividend Income	$11,866
1	Perpetual Bond Security. The maturity date reflects the next call date.
2	Floating/variable note with current rate and current maturity or next reset date shown.
3	Discount rate at time of purchase.
4	Non-income-producing security.
5	7-day net yield.
6	The cost of investments for federal tax purposes amounts to $41,273,811.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
8	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2019.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2019, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$18,304,967	$—	$18,304,967
Foreign Governments/Agencies	—	19,480,416	—	19,480,416
Purchased Put Option	—	82	—	82
Investment Company	485,244	—	—	485,244
TOTAL SECURITIES	$485,244	$37,785,465	$—	$38,270,709
Other Financial Instruments:
Assets
Foreign Exchange Contracts	$—	$24,989	$—	$24,989
Written Call Options	—	—	—	—
Written Put Options	—	—	—	—
Swap Contracts	—	212,770	—	212,770
Liabilities
Foreign Exchange Contracts	—	(121,409)	—	(121,409)
Written Call Options	—	(100)	—	(100)
Written Put Options	—	(1)	—	(1)
Swap Contracts	—	(40,723)	—	(40,723)
TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$75,526	$—	$75,526
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
ARS	—Argentina Peso
AUD	—Australian Dollar
BADLAR	—Bueno Aires Deposits Large Amount Rates
BRL	—Brazilian Real
CAD	—Canadian Dollar
COP	—Colombian Peso
EGP	—Egyptian Pound
EMTN	—Euro Medium Term Note
EUR	—Euro
GDP	—Gross Domestic Product
GMTN	—Global Medium Term Note
HUF	—Hungarian Forint
JSC	—Joint Stock Company
MTN	—Medium Term Note
MXIBTIIE	—Mexico Interbank Equilibrium Interest 28 Day Rate
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
OTC	—Over-the-Counter
PEN	—Peruvian Neuvo Sol
PLN	—Polish Zloty
RON	—Romanian New Leu
RUB	—Russian Ruble
TRY	—Turkish Lira
UAH	—Ukrainian Hryvnia
USD	—United States Dollar
UYU	—Uruguayan Peso
ZAR	—South African Rand
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$7.91	$8.72	$8.00	$8.21	$9.28
Income From Investment Operations:
Net investment income	0.54	0.48[1]	0.60[1]	0.63[1]	0.50[1]
Net realized and unrealized gain (loss)	0.33	(1.00)	0.37	(0.51)	(0.95)
TOTAL FROM INVESTMENT OPERATIONS	0.87	(0.52)	0.97	0.12	(0.45)
Less Distributions:
Distributions from net investment income	(0.22)	(0.29)	(0.25)	(0.29)	(0.27)
Distributions from net realized gain	—	—	—	—	(0.35)
Return of capital[2]	—	—	—	(0.04)	—
TOTAL DISTRIBUTIONS	(0.22)	(0.29)	(0.25)	(0.33)	(0.62)
Net Asset Value, End of Period	$8.56	$7.91	$8.72	$8.00	$8.21
Total Return[3]	11.23%	(6.06)%	12.22%	1.53%	(4.88)%
Ratios to Average Net Assets:
Net expenses	1.18%[4]	1.20%[4]	1.20%[4]	1.19%	1.18%
Net investment income	6.13%	5.72%	6.98%	7.76%	5.93%
Expense waiver/reimbursement[5]	0.91%	0.83%	0.92%	0.96%	0.62%
Supplemental Data:
Net assets, end of period (000 omitted)	$26,993	$27,267	$34,085	$38,212	$49,812
Portfolio turnover	91%	140%	123%	134%	200%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.18%, 1.20% and 1.20% for the years ended November 30, 2019, 2018 and 2017, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$7.86	$8.67	$7.96	$8.17	$9.23
Income From Investment Operations:
Net investment income	0.49	0.42[1]	0.54[1]	0.57[1]	0.44[1]
Net realized and unrealized gain (loss)	0.31	(1.00)	0.36	(0.51)	(0.95)
TOTAL FROM INVESTMENT OPERATIONS	0.80	(0.58)	0.90	0.06	(0.51)
Less Distributions:
Distributions from net investment income	(0.16)	(0.23)	(0.19)	(0.24)	(0.20)
Distributions from net realized gain	—	—	—	—	(0.35)
Return of capital[2]	—	—	—	(0.03)	—
TOTAL DISTRIBUTIONS	(0.16)	(0.23)	(0.19)	(0.27)	(0.55)
Net Asset Value, End of Period	$8.50	$7.86	$8.67	$7.96	$8.17
Total Return[3]	10.34%	(6.81)%	11.32%	0.77%	(5.51)%
Ratios to Average Net Assets:
Net Expenses	1.93%[4]	1.95%[4]	1.95%[4]	1.94%	1.93%
Net investment income	5.56%	5.08%	6.42%	7.04%	5.16%
Expense waiver/reimbursement[5]	0.91%	0.81%	0.94%	0.96%	0.61%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,207	$3,331	$6,669	$9,871	$14,765
Portfolio turnover	91%	140%	123%	134%	200%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.93%, 1.95% and 1.95% for the years ended November 30, 2019, 2018 and 2017, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$7.92	$8.74	$8.01	$8.23	$9.30
Income From Investment Operations:
Net investment income	0.56	0.50[1]	0.61[1]	0.67[1]	0.53[1]
Net realized and unrealized gain (loss)	0.33	(1.01)	0.39	(0.54)	(0.96)
TOTAL FROM INVESTMENT OPERATIONS	0.89	(0.51)	1.00	0.13	(0.43)
Less Distributions:
Distributions from net investment income	(0.24)	(0.31)	(0.27)	(0.30)	(0.29)
Distributions from net realized gain	—	—	—	—	(0.35)
Return of capital[2]	—	—	—	(0.05)	—
TOTAL DISTRIBUTIONS	(0.24)	(0.31)	(0.27)	(0.35)	(0.64)
Net Asset Value, End of Period	$8.57	$7.92	$8.74	$8.01	$8.23
Total Return[3]	11.49%	(5.92)%	12.62%	1.66%	(4.62)%
Ratios to Average Net Assets:
Net expenses	0.93%[4]	0.95%[4]	0.96%[4]	0.94%	0.93%
Net investment income	6.40%	5.99%	7.05%	8.21%	6.20%
Expense waiver/reimbursement[5]	0.91%	0.82%	0.89%	0.94%	0.62%
Supplemental Data:
Net assets, end of period (000 omitted)	$9,256	$9,417	$15,457	$11,731	$25,748
Portfolio turnover	91%	140%	123%	134%	200%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	Based on net asset value.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.93%, 0.95% and 0.96% for the years ended November 30, 2019, 2018, and 2017, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2019
Assets:
Investment in securities, at value including $485,244 of investment in an affiliated holding* (identified cost $41,080,035)		$38,270,709
Cash		160,834
Cash denominated in foreign currencies (identified cost $101,274)		39,931
Income receivable		483,957
Swaps, at value (net premium paid of $204,087)		212,770
Unrealized appreciation on foreign exchange contracts		24,989
Receivable for shares sold		3,702
Due from broker for swap contracts		60,999
TOTAL ASSETS		39,257,891
Liabilities:
Payable for investments purchased	$402,360
Unrealized depreciation on foreign exchange contracts	121,409
Swaps, at value (net premium received of $1,091)	40,723
Payable for shares redeemed	15,223
Income distribution payable	6,399
Payable for periodic payments from swap contracts	5,684
Payable for capital gains taxes withheld	4,652
Written options outstanding, at value (premiums received $431)	101
Payable for portfolio accounting fees	103,689
Payable for other service fees (Notes 2 and 5)	4,940
Payable for administrative fee (Note 5)	3,780
Payable for distribution services fee (Note 5)	1,388
Payable to adviser (Note 5)	688
Accrued expenses (Note 5)	90,950
TOTAL LIABILITIES		801,986
Net assets for 4,495,064 shares outstanding		$38,455,905
Net Assets Consists of:
Paid-in capital		$52,039,647
Total distributable earnings (loss)		(13,583,742)
TOTAL NET ASSETS		$38,455,905
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($26,993,175 ÷ 3,155,182 shares outstanding) $0.001 par value, 500,000,000 shares authorized	$8.56
Offering price per share (100/95.50 of $8.56)	$8.96
Redemption proceeds per share	$8.56
Class C Shares:
Net asset value per share ($2,206,779 ÷ 259,514 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$8.50
Offering price per share	$8.50
Redemption proceeds per share (99.00/100 of $8.50)	$8.41
Institutional Shares:
Net asset value per share ($9,255,951 ÷ 1,080,368 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$8.57
Offering price per share	$8.57
Redemption proceeds per share	$8.57
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2019
Investment Income:
Interest (net of foreign tax withheld of $18,624)			$2,999,269
Dividends (including $11,866 received from an affiliated holding*)			40,201
TOTAL INCOME			3,039,470
Expenses:
Investment adviser fee (Note 5)		$352,500
Administrative fee (Note 5)		42,606
Custodian fees		28,839
Transfer agent fees		48,308
Directors'/Trustees' fees (Note 5)		2,624
Auditing fees		36,661
Legal fees		9,714
Distribution services fee (Note 5)		21,569
Other service fees (Notes 2 and 5)		79,394
Portfolio accounting fees		156,721
Share registration costs		46,717
Printing and postage		25,123
Miscellaneous (Note 5)		14,328
TOTAL EXPENSES		865,104
Waiver, Reimbursements and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(352,500)
Reimbursement of other operating expenses (Note 5)	(23,814)
Reduction of custodian fees (Note 6)	(1,208)
TOTAL WAIVER, REIMBURSEMENTS AND REDUCTION		(377,522)
Net expenses			487,582
Net investment income			$2,551,888
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Exchange Contracts, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions:
Net realized gain (loss) on investments (including realized gain of $784 on sales of investments in an affiliated holding*) and foreign currency transactions	$(567,636)
Net realized gain on foreign exchange contracts	35,002
Net realized loss on futures contracts	(158,833)
Net realized gain on written options	26,426
Net realized loss on swap contracts	(454,243)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized depreciation of $39 of investments in an affiliated holding)	2,649,793
Net change in unrealized depreciation of foreign exchange contracts	126,658
Net change in unrealized depreciation of swaps	180,440
Net change in unrealized appreciation of written options	330
Net realized and unrealized gain (loss) on investments, foreign exchange contracts, futures contracts, written options, swap contracts and foreign currency transactions	1,837,937
Change in net assets resulting from operations	$4,389,825
*	See information listed after the Fund's Portfolio of Investments
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,551,888	$2,858,734
Net realized loss	(1,119,284)	(3,048,386)
Net change in unrealized appreciation/depreciation	2,957,221	(2,937,335)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	4,389,825	(3,126,987)
Distributions to Shareholders:
Class A Shares	(766,525)	(1,135,908)
Class B Shares[1]	—	(25,599)
Class C Shares	(63,736)	(150,270)
Institutional Shares	(277,879)	(474,277)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,108,140)	(1,786,054)
Share Transactions:
Proceeds from sale of shares	8,474,006	11,437,975
Net asset value of shares issued to shareholders in payment of distributions declared	957,594	1,548,990
Cost of shares redeemed	(14,271,548)	(26,544,645)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(4,839,948)	(13,557,680)
Change in net assets	(1,558,263)	(18,470,721)
Net Assets:
Beginning of period	40,014,168	58,484,889
End of period	$38,455,905	$40,014,168
[1]	On February 2, 2018, Class B Shares were converted into Class A Shares.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2019
1. ORGANIZATION
Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Emerging Market Debt Fund (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek a high level of current income. The Fund has a secondary objective of capital appreciation.
At the close of business, on February 2, 2018, Class B Shares were converted into the Fund's existing Class A Shares pursuant to a Plan of Conversion approved by the Fund's Board of Directors (the “Directors”). The conversion occurred on a tax-free basis. The cash value of a shareholder's investment was not changed as a result of the share class conversion. No action was required by shareholders to effect the conversion.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
Annual Shareholder Report

■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
Annual Shareholder Report

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities principally traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
Annual Shareholder Report

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver, reimbursements and reduction of $377,522 is disclosed in various locations in Note 5 and Note 6.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2019, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$72,204
Class C Shares	7,190
TOTAL	$79,394
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
Annual Shareholder Report

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a determined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements to seek to increase yield, income and return, and to manage currency risk, duration risk, market risk and yield curve risk. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default.
The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. Interest rate swap agreements generally involve the agreement by the Fund to pay the counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. The Fund's maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of the value and recourse in the event of default or bankruptcy/solvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number
Annual Shareholder Report

of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum exposure to loss of the notional value of credit default swaps outstanding at November 30, 2019, is $0. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. The cash or securities deposited in a segregated account offsets the amount due to the broker reducing the net settlement amount to zero.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Swaps, at value at period end, including net unrealized appreciation/depreciation, are listed after the Fund's Portfolio of Investments.
The average notional amount of credit default swap contracts and average value of interest rate swap contracts held by the Fund throughout the period was $1,690,385 and $90,226 respectively. This is based on amounts held as of each month end throughout the fiscal period.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to seek to increase yield, income and return and to manage country and currency risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Annual Shareholder Report

Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $107,284 and $74,977, respectively. This is based on the amounts held as of each month end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage duration risk, market risk and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
At November 30, 2019, the Fund had no outstanding futures contracts.
The average notional value of short futures contracts held by the Fund throughout the period was $1,493,709. This is based on amounts held as of each month end throughout the fiscal period.
Annual Shareholder Report

Option Contracts
The Fund buys or sells put and call options to seek to increase return, and to manage currency risk, duration risk, market risk and sector/asset class risk. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Purchased option contracts outstanding at period end are listed in the Fund's Portfolio of Investments.
Written option contracts, at value at period end are listed after Fund's Portfolio of Investments.
The average market values of purchased options and written options held by the Fund throughout the period was $2,826 and $3,261, respectively. This is based on amounts held as of each month end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset	Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$24,989	Unrealized depreciation on foreign exchange contracts	$121,409
Credit contracts	Swaps, at value	212,770	Swaps, at value	3,474
Interest rate contracts	Swaps, at value	—	Swaps, at value	37,249
Foreign exchange contracts	Purchased options, in securities at value	82		—
Foreign exchange contracts		—	Written Options outstanding, at value	101
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$237,841		$162,233
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2019
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts	Total
Credit Default Swap Contracts	$—	$—	$(386,441)	$(386,441)
Interest Rate Swap Contracts	—	(67,802)	—	(67,802)
Purchased Options[1]	(15,498)	—	—	(15,498)
Foreign Exchange Contracts	35,002	—	—	35,002
Futures Contracts	—	(158,833)	—	(158,833)
Written Options	26,426	—	—	26,426
TOTAL	$45,930	$(226,635)	$(386,441)	$(567,146)
Annual Shareholder Report

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts	Total
Credit Default Swap Contracts	$—	$—	$ 25,554	$ 25,554
Interest Rate Swap Contracts	—	154,886	—	154,886
Foreign Exchange Contracts	126,658	—	—	126,658
Purchased Options[2]	—	—	(90)	(90)
Written Options	—	—	330	330
TOTAL	$126,658	$154,886	$25,794	$307,338
1	The net realized gain (loss) on Purchased Options is found within the Net realized gain (loss) on investments and foreign currency transactions on the Statement of Operations.
2	The net change in unrealized depreciation of Purchased Options is found within Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency on the Statement of Operations.
As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payables and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. As of November 30, 2019, the impact of netting assets and liabilities and the collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Swap Contracts	$212,770	$(993)	$—	$211,777
Foreign Exchange Contracts	24,989	(292)	—	24,697
TOTAL	$237,759	$(1,285)	$—	$236,474

Transaction	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount
Swap Contracts	$40,723	$(993)	$—	$39,730
Foreign Exchange Contracts	121,409	(292)	—	121,117
TOTAL	$162,132	$(1,285)	$—	$160,847
Annual Shareholder Report

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. CAPITAL STOCK
The following tables summarize capital stock activity:
Year Ended November 30	2019		2018
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	753,986	$6,250,136	633,387	$5,281,147
Shares issued to shareholders in payment of distributions declared	79,037	641,924	114,707	958,585
Conversion of Class B Shares to Class A Shares[1]	—	—	244,337	2,123,291
Shares redeemed	(1,126,572)	(9,442,244)	(1,451,630)	(11,957,592)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(293,549)	$(2,550,184)	(459,199)	$(3,594,569)

Year Ended November 30	2019		2018
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued to shareholders in payment of distributions declared	—	—	2,642	22,766
Conversion of Class B Shares to Class A Shares[1]	—	—	(245,138)	(2,123,291)
Shares redeemed	—	—	(19,267)	(167,747)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	—	$—	(261,763)	$(2,268,272)

Year Ended November 30	2019		2018
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	2,244	$18,316	13,927	$117,765
Shares issued to shareholders in payment of distributions declared	6,223	49,536	14,621	122,584
Shares redeemed	(172,722)	(1,444,957)	(373,717)	(3,054,790)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(164,255)	$(1,377,105)	(345,169)	$(2,814,441)
Annual Shareholder Report

Year Ended November 30	2019		2018
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	264,942	$2,205,554	468,552	$3,915,772
Shares issued to shareholders in payment of distributions declared	32,642	266,134	52,995	445,055
Shares redeemed	(406,548)	(3,384,347)	(1,101,575)	(9,241,225)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(108,964)	$(912,659)	(580,028)	$(4,880,398)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(566,768)	$(4,839,948)	(1,646,159)	$(13,557,680)
1	On February 2, 2018, Class B Shares were converted to Class A Shares.
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2019 and 2018, was as follows:
	2019	2018
Ordinary income	$1,108,140	$1,786,054
As of November 30, 2019, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$87,433
Net unrealized depreciation	$(3,050,441)
Capital loss carryforwards	$(10,620,734)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities and mark to market of derivative instruments.
At November 30, 2019, the cost of investments for federal tax purposes was $41,273,811. The net unrealized depreciation of investments for federal tax purposes was $3,046,602. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,295,083 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,341,685. The amounts presented are inclusive of derivative contracts.
As of November 30, 2019, the Fund had a capital loss carryforward of $10,620,734 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
Annual Shareholder Report

The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$6,396,098	$4,224,636	$10,620,734
Capital loss carryforwards of $647,973 were utilized during the year ended November 30, 2019.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.85% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses. For the year ended November 30, 2019, the Adviser waived $352,169 of its fee and voluntarily reimbursed $23,814 of other operating expenses.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2019, the Adviser reimbursed $331.
Effective July 26, 2019, some or all of the Fund's assets are managed by Federated Investors (UK) LLP (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives a fee equal to 0.49% of the portion managed by the Sub-Adviser of the daily net assets of the Fund. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense.
For the period ended November 30, 2019, the Sub-Adviser earned a fee of $15,227.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended November 30, 2019, the annualized fee paid to FAS was 0.103% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Annual Shareholder Report

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.75% of average daily net assets annually, to compensate FSC. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee.
For the year ended November 30, 2019, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$21,569
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2019, FSC retained $388 of fees paid by the Fund.
Other Service Fees
For the year ended November 30, 2019, FSSC received $4,792 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2019, FSC retained $429 in sales charges from the sale of Class A Shares. FSC also retained $372 of CDSC relating to redemptions of Class C Shares.
Interfund Transactions
During the year ended November 30, 2019, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $193,250 and $999,792, respectively.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.18%, 1.93% and 0.93% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2021; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Annual Shareholder Report

Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in the Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and the Statement of Operations, respectively.
6. EXPENSE REDUCTION
Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended November 30, 2019, the Fund's expenses were reduced by $1,208 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2019, were as follows:
Purchases	$36,077,009
Sales	$40,393,253
8. CONCENTRATION OF RISK
Compared to diversified mutual funds, the Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund's share price and performance.
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
9. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various condition precedents that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2019, the Fund had no outstanding loans. During the year ended November 30, 2019, the Fund did not utilize the LOC.
Annual Shareholder Report

10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2019, there were no outstanding loans. During the year ended November 30, 2019, the program was not utilized.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated World Investment series, inc. AND SHAREHOLDERS OF Federated Emerging Market Debt Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Emerging Market Debt Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc., the “Corporation”) including the portfolio of investments, as of November 30, 2019, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated World Investment Series, Inc.) at November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
January 23, 2020
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2019	Ending Account Value 11/30/2019	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,038.80	$6.03
Class C Shares	$1,000	$1,033.90	$9.84
Institutional Shares	$1,000	$1,040.00	$4.76
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.15	$5.97
Class C Shares	$1,000	$1,015.39	$9.75
Institutional Shares	$1,000	$1,020.41	$4.71
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.18%
Class C Shares	1.93%
Institutional Shares	0.93%
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court's Board of Continuing Judicial Education and the Supreme Court's Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2019
Federated Emerging Market Debt Fund (the “Fund”)
At its meetings in May 2019, the Fund's Board of Directors (the “Board”), including a majority of those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Directors, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors. At the request of the Independent Directors, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the
Annual Shareholder Report

adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investment Management Company (the “Adviser”) and its affiliates (collectively, “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Directors were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Directors encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Directors without management present, senior management of the Adviser also met with the Independent Directors and their counsel to discuss the materials presented and such additional matters as the Independent Directors deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due
Annual Shareholder Report

regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
Annual Shareholder Report

The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
The CCO noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in
Annual Shareholder Report

attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' objectives or investment management techniques, or the costs to implement the funds, even within the same Peer Group.
For the periods covered by the CCO Fee Evaluation Report, the Fund's performance for the one-year period was above the median of the relevant Peer Group, and the Fund's performance fell below the median of the relevant Peer Group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser, including the reasons for the Fund's performance, and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The
Annual Shareholder Report

information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and
Annual Shareholder Report

reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
Annual Shareholder Report

The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Evaluation and Approval of Sub-Advisory Contract–May 2019
FEDERATED EMERGING MARKET DEBT FUND (THE “FUND”)
At its meetings in May 2019 (the “Meeting”), the Fund's Board of Directors (the “Board”), including a majority of those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the ”Independent Directors”), reviewed and unanimously approved a proposed subadvisory contract between Federated Investment Management Company (the “Adviser”) and Federated Investors (UK) LLP (the “Sub-Adviser”) with respect to the Fund for an initial two-year term (the “Sub-Advisory Contract”). The Board's decision to approve the Sub-Advisory Contract reflects the exercise of its business judgment after considering all of the information received on whether to approve the Sub-Advisory Contract.
As of the date of the Meeting, the Board noted that the Adviser served as the investment adviser to the Fund pursuant to an investment advisory contract between the Fund and the Adviser (the “Advisory Contract”). The Board further noted that the Advisory Contract provides that the Adviser may employ one or more investment sub-advisers to perform advisory services to the Fund, subject to required approvals, including by the Board. Based on information provided to the Board by Federated at the Meeting, the Board's approval of the Sub-Advisory Contract permits the Sub-Adviser to be appointed as a sub-adviser to the Fund and enables the Fund to add an additional portfolio manager who is an employee of the Sub-Adviser. The Board noted that the Adviser and Sub-Adviser are both indirect wholly-owned subsidiaries of the same parent company, Federated Investors, Inc. (together with its subsidiaries, “Federated”).
At the Meeting, the Board received information regarding the Adviser's plan to transfer a portion of the investment functions performed by the Adviser under the Advisory Contract to the Sub-Adviser as part of an internal reallocation of investment advisory responsibilities within Federated (the “Transition”). The Board received information that, in connection with the Transition, the Adviser would continue providing investment services to the Fund under the Advisory Contract and the Sub-Adviser would assume a portion of the responsibilities in managing the Fund. The Board also received information from Federated confirming that the assumption of a portion of the Adviser's responsibilities by the Sub-Adviser would not result in a change of control of the investment adviser to the Fund under the Investment Company Act of 1940.
In considering the proposal to approve the Sub-Advisory Contract, the Board reviewed information furnished for the Meeting, including the materials and presentations furnished to the Board in connection with its annual approval of the continuation of the advisory and sub-advisory contracts for the funds advised by Federated (each, a “Federated Fund”) (the “2019 Annual Contract
Annual Shareholder Report

Renewal”). As part of this review, the Board considered the independent written evaluation (the “CCO Fee Evaluation Report”) furnished to the Board by the Fund's Chief Compliance Officer (“CCO”) at the request of the Independent Directors, along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the Advisory Contract. In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with the 2019 Annual Contract Renewal. In this regard, in the months preceding the Meeting, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Directors encompassing a wide variety of topics.
In connection with the 2019 Annual Contract Renewal, the Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that various factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund. The Board was aware of these factors and was guided by them in its review of the Sub-Advisory Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated Funds. The Independent Directors were assisted in their deliberations by independent legal counsel.
The Board was assured that the Transition would not result in, among other things, any change to the nature or level of services currently being provided by the Adviser under the Advisory Contract or a change in control at the ownership level of the Adviser or the Sub-Adviser. In this regard, the Board considered the services that the Sub-Adviser will provide as well as the ongoing services to be provided by the Adviser, including the background and experience of the portfolio managers who would manage the Fund following the Transition. With respect to the approval of the Sub-Advisory Contract, the Board noted that the terms of the Sub-Advisory Contract are substantially similar to the terms of the standard forms used by Federated with affiliated sub-advisers for other Federated Funds. Accordingly, in addition to the information considered at the Meeting and at prior meetings of the Board, the Board considered relevant information provided by Federated in connection with the approvals of sub-advisory contracts with other Federated Funds.
The Board's consideration of the Sub-Advisory Contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others (certain information was considered by the Board in connection with the 2019 Annual Contract Renewal): Federated's investment philosophy, revenue, profitability, personnel
Annual Shareholder Report

and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's fees and expenses, including the advisory fee to be paid by the Fund, the proposed sub-advisory fee to be paid by the Adviser to the Sub-Adviser, and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates and to be provided to the Fund by the Sub-Adviser.
The Board considered the nature, extent and quality of the services to be provided to the Fund by the Sub-Adviser under the Sub-Advisory Contract and the resources of the Sub-Adviser that will be dedicated to the Fund. In this regard, the Board evaluated, among other things, the Sub-Adviser's (as a part of the broader Federated organization) personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that will benefit the Fund. In evaluating the services to be provided by the Sub-Adviser, the Board considered, among other things, the Sub-Adviser's investment process, investment research capabilities and trade execution capabilities. In addition, the Board reviewed the qualifications, background and responsibilities of the Sub-Adviser's investment professional who, along with the Fund's current portfolio managers, will be primarily responsible for the day-to-day management of the Fund and the Sub-Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. In particular, the Board considered the abilities and experience of the Sub-Adviser's investment professional in analyzing factors such as special considerations relevant to investing in emerging market debt investments. The Board considered the international investment capabilities of the Sub-Adviser, which is based in London, and the benefits to the Fund of having portfolio management services involving investments in non-U.S. securities provided by an investment professional located abroad. The Board also considered the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund. In addition, the Board considered that the portfolio managers who would manage the Fund following the Transition are currently the portfolio managers for another Federated Fund that is advised by the Adviser and sub-advised by the Sub-adviser and that implements an emerging market strategy similar to that of the Fund.
Annual Shareholder Report

The Board also noted the compliance program of the Adviser and the Sub-Adviser and the compliance-related resources provided to the Fund by the Adviser and to be provided to the Fund by the Sub-Adviser, including the Adviser's and the Sub-Adviser's commitment to respond to rulemaking initiatives of the SEC.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of the services to be provided by the Sub-Adviser, taken as a whole with the services provided by the Adviser and by other Federated entities, will be appropriate and consistent with the terms of the Sub-Advisory Contract and warrant the approval of the Sub-Advisory Contract.
The Board considered the fact that, as part of the 2019 Annual Contract Renewal with respect to the Fund, the Board had concluded that (i) the performance of the Fund supported renewal of the Advisory Contract, (ii) the fees and expenses of the Fund were reasonable, (iii) Federated's profits did not appear to be excessive and (iv) the benefits from any economies of scale when they are realized by the Adviser were likely to be shared with the Federated Fund family as a whole.
In considering whether to approve the Sub-Advisory Contract, the Board considered the fact that both the Adviser and the Sub-Adviser are indirect wholly-owned subsidiaries of the same parent company, Federated, and, as indicated above, that the appointment of the Sub-Adviser under the Sub-advisory Contract is not expected to result in a change in control at the ownership level of the Adviser or the Sub-Adviser. The Board also considered that the Transition is not expected to result in any change in the terms of the Advisory Contract (including the fees payable thereunder), and that the Adviser will be responsible for the payment of all fees to the Sub-Adviser. Accordingly, the Board considered that approval of the Sub-advisory Contract is not expected to adversely affect the performance of the Fund, the reasonableness of the management fee payable to the Adviser, the profits to be realized by Federated in providing services to the Fund or the extent to which the Federated Fund family can be expected to benefit from economies of scale, if any, in the future.
The Board based its decision to approve the Sub-Advisory Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the Sub-Advisory Contract reflects its view that, based upon the information requested and supplied, and Federated's past performance and actions in providing services to the Fund (which the Board has found to be satisfactory), provided a satisfactory basis to support the decision to approve the Sub-Advisory Contract.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Emerging Market Debt Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U771
CUSIP 31428U755
CUSIP 31428U615
G01949-01 (1/20)
Federated is a registered trademark of Federated Investors, Inc.
2020 ©Federated Investors, Inc.

Annual Shareholder Report
November 30, 2019
Share Class | Ticker	A | FGFAX	B | FGFBX	C | FGFCX
	R | FGFRX	Institutional | FGFLX	R6 | FGRSX

Federated International Leaders Fund
Fund Established 1998

A Portfolio of Federated World Investment Series, Inc.
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated International Leaders Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2018 through November 30, 2019. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated International Leaders Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2019 was 13.76%, 12.85%, 12.85%, 13.58%, 14.07% and 14.12% for Class A, B, C, R, Institutional Shares and Class R6 Shares, respectively. The total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE),1 the Fund's broad-based securities market index, was 12.44% for the same period. The total return of Morningstar Foreign Large Blend Funds Average (MFLBFA),2 a peer group average for the Fund, was 11.37% for the same period. The Fund's and MFLBFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI EAFE.
During the reporting period, the most significant factor affecting the Fund's performance relative to the MSCI EAFE was security selection.
The following discussion will focus on the performance of the Fund's Class R6 Shares.
MARKET OVERVIEW
Global equity markets3 moved higher during the reporting period with the MSCI EAFE Index and MSCI Emerging Markets Index4 returning 12.44% and 7.28%, respectively.
Geopolitical uncertainty remained the dominant backdrop as many of the issues faced in the first half of the year spilled into the second half, including the trade war between the U.S. and China, an elusive conclusion to Brexit (the U.K. leaving the European Union) and an escalation of Middle Eastern tensions. The Organization for Economic Cooperation and Development lowered its 2019 full-year world Gross Domestic Product (GDP) growth forecast to 2.9%, the lowest level since the financial crisis.
Both the European Central Bank (ECB) and the U.S. Federal Reserve (the “Fed”) cut their benchmark rates, motivated by ongoing trade tensions, moderating global growth and low inflation. The move by the ECB pushed its deposit rate to -0.5%, while, following a hike in December 2018, the Fed cut its target rate to a range of 1.75% to 2.00%. Additionally, the ECB announced that it would restart its bond purchase program on November 1st with a monthly target of €20 billion.
The stand-off between the U.S. and China continued with neither side willing to compromise. In addition to the immediate trade impact, repercussions were felt more broadly as confidence and investment softened. Both the manufacturing and services Purchasing Managers Indices (PMIs) have retreated in recent months with the global manufacturing PMI falling below the 50 level, indicating a contraction in manufacturing activity.
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The back and forth rhetoric of the current trade dispute with the U.S. began to weigh on China's economy. Led by weak demand for automobiles and smartphones, industrial production and fixed asset investments fell to a near 2-decade low in August. To counter the slowing growth and boost investment, Chinese policymakers implemented reforms aimed at reviving corporate borrowing. The Caixin China Manufacturing PMI, a manufacturing indicator, rebounded to above 50 in August and September, indicating the economy may be bottoming.
Economic activity within the Eurozone also slowed as a result of the global trade tensions. The German IFO Index, which measures business expectations among manufacturing, trade and construction companies, fell to a ten-year low in September. German investor confidence, as measured by the ZEW Index, fell to an eight-year low in August, spurring calls for the government to increase spending on Green infrastructure. France's economy proved more resilient as it continued to benefit from public spending.
In the U.K., former Prime Minister Theresa May resigned after failing to reach an agreement on Brexit. Her replacement, Boris Johnson, also struggled to reach a political consensus on Brexit but was able to secure a 3-month extension beyond the October 31st deadline. Johnson also agreed to a general election to be held on December 12th. Companies have started to pare back investments due to the uncertainty, causing both manufacturing and construction to contract; however, U.K. consumption remained resilient supported by a healthy labor market.
Similar to Europe, economic conditions in Japan softened despite a still very robust labor market. The strong employment data did not translate into stronger consumption, with Japan's July retail sales falling 2%, marking the first decline in 2019. As expected, on October 1st, the government's value-added-tax (VAT) was hiked from 8% to 10%. The government learned from prior VAT hikes and implemented policies aimed at offsetting its negative impact. Japan's decision to hold off exports of specialty chemicals to South Korea escalated the trade dispute between both countries. Japan did move closer to a trade agreement with the U.S. after Prime Minster Abe and President Trump agreed to a preliminary trade deal. A final deal is expected in the coming months.
The U.S. economy continued to muddle along with GDP growth rates above most of its developed peers, despite continued mixed data points. While manufacturing growth rebounded to a 7-month high at the end of the reporting period and the labor market remained robust, September's consumer confidence slipped the most in 2019 as consumers have grown more cautious. Sentiment was further impacted by domestic friction stemming from the impeachment inquiry opened against President Trump and criticism over the failure to pass the U.S.-Mexico-Canada Agreement (USMCA) as of period end.
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SECURITY SELECTION
The largest positive contributions came from stock selection within the Information Technology, Industrials, Materials and Healthcare sectors. In Information Technology, SAP SE was the Fund's top overall contributor. SAP SE outperformed as the company laid out ambitious growth and profitability goals at their annual capital markets day. Recent results have confirmed gross margin expansion as SAP SE rationalizes recent acquisitions and shifts infrastructure to third party cloud providers, while strong revenue growth drove operating leverage. ST Microelectronics N.V., also within Information Technology, was another top performer. Shares outperformed after demand rebounded in their mobile division from their 3D sensing solutions used in the Apple iPhone. Additionally, the company continues to benefit from content gains in sensors, growth of Internet-of-Things (IoT) devices and further penetration of driver assistance technologies.
Within Industrials, Rheinmetall AG was a top contributor. The company continues to win significant share of defense contracts within Europe and Australia. Longer-term, the global defense pipeline remains robust as we expect countries to continue spending on upgrades to their militaries.
Within Materials, shares of Anglo American PLC performed well as the company delivered strong production results and continued to make progress on improving its mining operations towards industry-best standards. Anglo American is well positioned given its diversified bulk commodities and metals exposures in addition to later-cycle precious metals and diamonds. CRH saw robust group-wide performance, but the highlight continues to be its North American division where it sustained strong volumes and pricing in cement, aggregates and asphalt. The company continued to create value through portfolio management including divestments and acquisitions. Shares were further supported by ongoing buybacks to the tune of €750 million in the first 9 months of 2019.
Lastly, within Healthcare, AstraZeneca PLC outperformed on favorable pipeline developments and on an improving financial growth profile.
Overall, the largest detractors from the Fund's performance were its holdings in Financials. ABN Amro Bank N.V. was weak versus its peers, reflecting a string of disappointing data points which in the aggregate pointed towards payouts falling behind expectations. Dah Sing Financial Holdings Ltd disappointed on the back of the Hong Kong disruptions, in addition to ongoing margin weakness from global rate pressures. Unicredit S.p.A. underperformed, reflecting ongoing political instability within Italy along with deteriorating earnings expectations from slowing momentum and escalating rate pressures.
An overweight to Energy also detracted as energy prices remained relatively volatile. This resulted in lower activity levels which negatively impacted the oilfield services providers including Schlumberger Limited.
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1	Please see the footnotes to the line graphs below for definitions of, and further information about, the MSCI EAFE.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MFLBFA.
3	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
4	The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 Emerging Markets (EM) countries. The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Leaders Fund from November 30, 2009 to November 30, 2019, compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE)2 and Morningstar Foreign Large Blend Funds Average (MFLBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2019
■	Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
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Average Annual Total Returns for the Period Ended 11/30/2019
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	7.50%	1.41%	5.63%
Class B Shares	7.35%	1.40%	5.59%
Class C Shares	11.85%	1.78%	5.43%
Class R Shares[4]	13.58%	2.37%	6.08%
Institutional Shares[5]	14.07%	2.82%	6.48%
Class R6 Shares[6]	14.12%	2.89%	6.44%
MSCI EAFE	12.44%	4.26%	5.32%
MFLBFA	11.37%	3.87%	4.94%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The MSCI EAFE is an equity index which captures large- and mid-cap representation across developed market countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
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4	The Fund's Class R Shares commenced operations on June 24, 2013. For the period prior to the commencement of operations of the Class R Shares, the Class R Shares performance information shown is for the Fund's Class A Shares adjusted to reflect the expenses of the Fund's Class R Shares for each year for which the Fund's Class R Shares expenses would have exceeded the actual expenses paid by the Fund's Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of the Class R Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
5	The Fund's Institutional Shares commenced operations on June 21, 2010. For the period prior to the commencement of operations of Institutional Shares, the Institutional Shares performance information shown is for the Fund's Class A Shares. The performance of Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
6	The Fund's Class R6 Shares commenced operations on August 5, 2013. For the period prior to the commencement of operations of the Class R6 Shares, the Class R6 Shares performance information shown is for the Fund's Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Class R6 Shares since the Class R6 Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of the operations of the Class R6 Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
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Portfolio of Investments Summary Tables (unaudited)
At November 30, 2019, the Fund's portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
France	17.7%
Japan	16.0%
United Kingdom	14.4%
Germany	13.4%
Switzerland	9.8%
Netherlands	8.6%
China	2.7%
United States	2.0%
South Korea	1.9%
Singapore	1.9%
Spain	1.3%
Hong Kong	1.3%
Ireland	1.2%
Denmark	1.1%
Taiwan	0.8%
United Arab Emirates	0.8%
Italy	0.5%
Securities Lending Collateral[2]	1.5%
Cash Equivalents[3]	3.4%
Derivative Contracts[4]	0.2%
Other Assets and Liabilities—Net[5]	(0.5)%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
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At November 30, 2019, the Fund's sector classification6 was as follows:
Sector Classification	Percentage of Total Net Assets
Financials	15.9%
Consumer Staples	14.2%
Industrials	13.2%
Health Care	12.3%
Consumer Discretionary	11.6%
Information Technology	10.5%
Energy	7.7%
Materials	7.1%
Communication Services	2.9%
Securities Lending Collateral[2]	1.5%
Cash Equivalents[3]	3.4%
Derivative Contracts[4]	0.2%
Other Assets and Liabilities—Net[5]	(0.5)%
TOTAL	100.0%
6	Except for Cash Equivalents, Derivative Contracts, Securities Lending Collateral and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
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Portfolio of Investments
November 30, 2019
Shares			Value in U.S. Dollars
		COMMON STOCKS—95.4%
		China—2.7%
72,000	[1]	Alibaba Group Holding Ltd., ADR	$14,400,000
1,170,400	[1]	Budweiser Brewing Co. APAC Ltd.	4,171,350
162,725	[1]	Prosus NV	11,088,374
		TOTAL	29,659,724
		Denmark—1.1%
162,750		Chr. Hansen Holding	12,353,036
		France—17.7%
475,360		Accor SA	20,322,091
266,600		Alstom SA	11,625,693
801,500		AXA SA	21,791,341
380,837		BNP Paribas SA	21,361,392
58,000		Essilor International SA	9,006,540
206,000		JC Decaux SA	5,898,711
20,550		LVMH Moet Hennessy Louis Vuitton SA	9,212,633
522,507	[2]	Orange SA	8,631,504
112,401	[2]	Pernod Ricard SA	20,636,240
79,200		Safran SA	12,940,503
670,000		STMicroelectronics N.V.	16,436,335
556,100		Total S.A.	29,196,128
139,900	[1]	UbiSoft Entertainment SA	8,490,108
		TOTAL	195,549,219
		Germany—13.4%
138,800		Allianz SE	33,232,863
221,421		Daimler AG	12,495,375
590,050		Deutsche Post AG	22,002,257
686,000		Infineon Technologies AG	14,653,470
197,997		Rheinmetall AG	21,083,565
235,694		SAP SE	32,082,851
94,800		Siemens AG	12,230,302
		TOTAL	147,780,683
		Hong Kong—1.3%
1,444,600		AIA Group Ltd.	14,470,770
		Ireland—1.2%
350,705		CRH PLC	13,407,122
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Italy—0.5%
364,158		Eni SpA	$5,503,698
		Japan—16.0%
263,200		Chugai Pharmaceutical Co. Ltd.	23,009,328
233,300		Daifuku Co.	13,608,560
241,500		Kikkoman Corp.	12,155,843
423,600		Komatsu Ltd.	9,954,566
91,100		Nidec Corp.	13,503,316
78,900		Shimano, Inc.	12,774,918
107,100		Shin-Etsu Chemical Co. Ltd.	11,480,021
15,900		SMC Corp.	7,221,606
416,400		Sony Corp.	26,348,688
646,800		Terumo Corp.	22,737,446
206,100		Tokio Marine Holdings, Inc.	11,223,026
214,800		Yamaha Corp.	11,862,491
		TOTAL	175,879,809
		Netherlands—8.6%
163,700		Akzo Nobel NV	15,669,447
52,900		ASML Holding N.V.	14,377,235
109,800		Heineken NV	11,371,200
778,000		ING Groep N.V.	8,943,866
109,006		Koninklijke Philips NV	5,058,662
1,366,268		Royal Dutch Shell PLC	39,245,206
		TOTAL	94,665,616
		Singapore—1.9%
1,108,239		DBS Group Holdings Ltd.	20,453,356
		South Korea—1.9%
483,400		Samsung Electronics Co. Ltd.	20,643,959
		Spain—1.3%
3,731,654		Banco Santander, S.A.	14,525,959
		Switzerland—9.8%
498,300	[1]	Coca-Cola HBC AG	16,616,655
1,256,571	[1]	Credit Suisse Group AG	16,453,922
279,435	[1]	Julius Baer Gruppe AG	13,149,273
76,325	[1]	Lonza Group AG	25,914,163
287,155		Nestle S.A.	29,843,058
23,800		Tecan AG	6,392,750
		TOTAL	108,369,821
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Taiwan—0.8%
171,400		Taiwan Semiconductor Manufacturing Co. Ltd, ADR	$9,099,626
		United Arab Emirates—0.8%
1,144,903	[1]	Network International Holdings Ltd.	8,572,478
		United Kingdom—14.4%
548,813		Anglo American PLC	14,387,509
389,317		AstraZeneca PLC	37,576,935
1,761,500		BP PLC	10,947,462
740,894		Diageo PLC	30,288,445
827,500		Informa PLC	8,465,158
53,900		Linde PLC	11,098,705
5,066,145		Melrose Industries PLC	15,029,063
528,450		Unilever N.V.	31,309,037
		TOTAL	159,102,314
		United States—2.0%
76,600		Ferguson PLC	6,654,924
178,500	[1]	Livanova PLC	14,951,160
		TOTAL	21,606,084
		TOTAL COMMON STOCKS (IDENTIFIED COST $942,054,999)	1,051,643,274
		INVESTMENT COMPANIES—4.9%
16,674,795		Federated Government Obligations Fund, Premier Shares, 1.57%[3]	16,674,795
37,393,670		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 1.77%[3]	37,404,888
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $54,079,683)	54,079,683
		TOTAL INVESTMENT IN SECURITIES—100.3% (IDENTIFIED COST $996,134,682)[4]	1,105,722,957
		OTHER ASSETS AND LIABILITIES - NET—(0.3)%[5]	(3,060,945)
		TOTAL NET ASSETS—100%	$1,102,662,012
At November 30, 2019, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation
[1]The Tokyo Price Index, Long Futures	165	$25,589,929	December 2019	$2,672,796
Net Unrealized Appreciation on Futures Contracts is included in “Other Assets and Liabilities—Net”.
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Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the year ended November 30, 2019, were as follows:
	Federated Government Obligations Fund, Premier Shares*	Federated Institutional Prime Value Obligations Fund, Institutional Shares*	Total
Balance of Shares Held 11/30/2018	8,668,486	160,424,010	169,092,496
Purchases/Additions	356,914,075	767,679,251	1,124,593,326
Sales/Reductions	(348,907,766)	(890,709,591)	(1,239,617,357)
Balance of Shares Held 11/30/2019	16,674,795	37,393,670	54,068,465
Value	$16,674,795	$37,404,888	$54,079,683
Change in Unrealized Appreciation/Depreciation	NA	$38,080	$38,080
Net Realized Gain/(Loss)	NA	$(5,009)	$(5,009)
Dividend Income	$164,600	$2,516,467	$2,681,067
*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions
1	Non-income-producing security.
2	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $997,028,635.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2019.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
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The following is a summary of the inputs used, as of November 30, 2019, in valuing the Fund's assets carried at fair value.
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
International	$42,622,136	$1,009,021,138	$—	$1,051,643,274
Investment Company	54,079,683	—	—	54,079,683
TOTAL SECURITIES	$96,701,819	$1,009,021,138	$—	$1,105,722,957
Other Financial Instruments:[1]
Assets	$2,672,796	$—	$—	$2,672,796
Liabilities	—	—	—	—
OTHER FINANCIAL INSTRUMENTS	$2,672,796	$—	$—	$2,672,796
1	Other financial instruments are futures contracts.
The following acronym is used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$31.80	$36.99	$28.93	$32.30	$33.41
Income From Investment Operations:
Net investment income[1]	0.62	0.68	0.49	0.52	0.37
Net realized and unrealized gain (loss)	3.57	(5.73)	8.19	(3.45)	(1.22)
TOTAL FROM INVESTMENT OPERATIONS	4.19	(5.05)	8.68	(2.93)	(0.85)
Less Distributions:
Distributions from net investment income	(0.81)	(0.14)	(0.62)	(0.44)	(0.26)
Net Asset Value, End of Period	$35.18	$31.80	$36.99	$28.93	$32.30
Total Return[2]	13.76%	(13.70)%	30.58%	(9.17)%	(2.54) %
Ratios to Average Net Assets:
Net expenses	1.23%[3]	1.22%[3]	1.22%[3]	1.21%[3]	1.21%
Net investment income	1.92%	1.85%	1.49%	1.61%	1.10%
Expense waiver/reimbursement[4]	0.15%	0.17%	0.20%	0.20%	0.19%
Supplemental Data:
Net assets, end of period (000 omitted)	$288,566	$331,131	$451,829	$482,621	$785,538
Portfolio turnover	51%	37%	10%	34%[5]	2%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.23%, 1.22%, 1.22% and 1.21% for the years ended November 30, 2019, 2018, 2017 and 2016, respectively, after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$29.47	$34.41	$26.94	$30.11	$31.18
Income From Investment Operations:
Net investment income[1]	0.32	0.37	0.26	0.25	0.12
Net realized and unrealized gain (loss)	3.38	(5.31)	7.62	(3.20)	(1.15)
TOTAL FROM INVESTMENT OPERATIONS	3.70	(4.94)	7.88	(2.95)	(1.03)
Less Distributions:
Distributions from net investment income	(0.42)	—	(0.41)	(0.22)	(0.04)
Net Asset Value, End of Period	$32.75	$29.47	$34.41	$26.94	$30.11
Total Return[2]	12.85%	(14.36)%	29.62%	(9.85)%	(3.30)%
Ratios to Average Net Assets:
Net expenses	2.05%[3]	1.97%[3]	1.97%[3]	1.96%[3]	1.96%
Net investment income	1.07%	1.09%	0.84%	0.88%	0.39%
Expense waiver/reimbursement[4]	0.12%	0.20%	0.24%	0.26%	0.23%
Supplemental Data:
Net assets, end of period (000 omitted)	$11,100	$15,867	$23,588	$19,745	$27,748
Portfolio turnover	51%	37%	10%	34%[5]	2%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.05%, 1.97%, 1.97% and 1.96% for the years ended November 30, 2019, 2018, 2017 and 2016, respectively, after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$29.38	$34.30	$26.82	$30.02	$31.12
Income From Investment Operations:
Net investment income[1]	0.33	0.39	0.24	0.26	0.07
Net realized and unrealized gain (loss)	3.35	(5.31)	7.61	(3.20)	(1.09)
TOTAL FROM INVESTMENT OPERATIONS	3.68	(4.92)	7.85	(2.94)	(1.02)
Less Distributions:
Distributions from net investment income	(0.41)	—	(0.37)	(0.26)	(0.08)
Net Asset Value, End of Period	$32.65	$29.38	$34.30	$26.82	$30.02
Total Return[2]	12.85%	(14.34)%	29.63%	(9.85)%	(3.29)%
Ratios to Average Net Assets:
Net expenses	2.04%[3]	1.97%[3]	1.97%[3]	1.96%[3]	1.96%
Net investment income	1.09%	1.15%	0.79%	0.90%	0.22%
Expense waiver/reimbursement[4]	0.12%	0.18%	0.23%	0.24%	0.24%
Supplemental Data:
Net assets, end of period (000 omitted)	$63,314	$81,098	$121,775	$100,153	$147,373
Portfolio turnover	51%	37%	10%	34%[5]	2%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.04%, 1.97%, 1.97% and 1.96% for the years ended November 30, 2019, 2018, 2017 and 2016, respectively, after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$31.57	$36.73	$28.75	$32.11	$33.32
Income From Investment Operations:
Net investment income (loss)[1]	0.58	0.57	0.48	0.41	0.33
Net realized and unrealized gain (loss)	3.54	(5.66)	8.09	(3.38)	(1.23)
TOTAL FROM INVESTMENT OPERATIONS	4.12	(5.09)	8.57	(2.97)	(0.90)
Less Distributions:
Distributions from net investment income	(0.72)	(0.07)	(0.59)	(0.39)	(0.31)
Net Asset Value, End of Period	$34.97	$31.57	$36.73	$28.75	$32.11
Total Return[2]	13.58%	(13.88)%	30.35%	(9.35)%	(2.72)%
Ratios to Average Net Assets:
Net expenses	1.38%[3]	1.41%[3]	1.40%[3]	1.40%[3]	1.39%
Net investment income (loss)	1.80%	1.57%	1.45%	1.45%	0.98%
Expense waiver/reimbursement[4]	0.35%	0.44%	0.40%	0.40%	0.40%
Supplemental Data:
Net assets, end of period (000 omitted)	$36,354	$39,010	$58,351	$52,007	$54,555
Portfolio turnover	51%	37%	10%	34%[5]	2%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.38%, 1.41%, 1.40% and 1.40% for the years ended November 30, 2019, 2018, 2017 and 2016, respectively, after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$31.89	$37.10	$29.03	$32.41	$33.52
Income From Investment Operations:
Net investment income[1]	0.68	0.76	0.63	0.66	0.41
Net realized and unrealized gain (loss)	3.59	(5.74)	8.16	(3.53)	(1.17)
TOTAL FROM INVESTMENT OPERATIONS	4.27	(4.98)	8.79	(2.87)	(0.76)
Less Distributions:
Distributions from net investment income	(0.91)	(0.23)	(0.72)	(0.51)	(0.35)
Net Asset Value, End of Period	$35.25	$31.89	$37.10	$29.03	$32.41
Total Return[2]	14.07%	(13.50)%	30.94%	(8.95)%	(2.28)%
Ratios to Average Net Assets:
Net expenses	0.97%[3]	0.96%[3]	0.96%[3]	0.96%[3]	0.96%
Net investment income	2.11%	2.09%	1.87%	1.98%	1.22%
Expense waiver/reimbursement[4]	0.12%	0.14%	0.17%	0.19%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$631,603	$989,652	$1,136,864	$798,168	$1,379,228
Portfolio turnover	51%	37%	10%	34%[5]	2%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.97%, 0.96%, 0.96% and 0.96% for the years ended November 30, 2019, 2018, 2017 and 2016, respectively, after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$31.88	$37.07	$29.00	$32.37	$33.48
Income From Investment Operations:
Net investment income[1]	0.70	0.84	0.63	0.52	0.50
Net realized and unrealized gain (loss)	3.58	(5.78)	8.17	(3.37)	(1.25)
TOTAL FROM INVESTMENT OPERATIONS	4.28	(4.94)	8.80	(2.85)	(0.75)
Less Distributions:
Distributions from net investment income	(0.94)	(0.25)	(0.73)	(0.52)	(0.36)
Net Asset Value, End of Period	$35.22	$31.88	$37.07	$29.00	$32.37
Total Return[2]	14.12%	(13.43)%	31.03%	(8.90)%	(2.25)%
Ratios to Average Net Assets:
Net expenses	0.92%[3]	0.91%[3]	0.91%[3]	0.90%[3]	0.90%
Net investment income	2.16%	2.29%	1.90%	1.94%	1.49%
Expense waiver/reimbursement[4]	0.10%	0.12%	0.15%	0.14%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$71,725	$101,062	$204,809	$147,243	$105,259
Portfolio turnover	51%	37%	10%	34%[5]	2%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.92%, 0.91%, 0.91% and 0.90% for the years ended November 30, 2019, 2018, 2017 and 2016, respectively, after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Assets and Liabilities
November 30, 2019
Assets:
Total investment in securities, at value including $15,481,219 of securities loaned and $54,079,683 of investment in affiliated holdings* (identified cost $996,134,682)		$1,105,722,957
Restricted cash (Note 2)		723,221
Cash denominated in foreign currencies (identified cost $199,921)		200,281
Receivable for investments sold		16,203,267
Income receivable		5,683,056
Income receivable from affiliated holding		8,532
Receivable for shares sold		420,638
TOTAL ASSETS		1,128,961,952
Liabilities:
Payable for investments purchased	$7,054,710
Payable for collateral due to broker for securities lending	16,674,795
Payable for shares redeemed	1,520,660
Bank overdraft	96,755
Payable for daily variation margin on futures contracts	162,099
Payable for other service fees (Notes 2 and 5)	76,166
Payable for investment adviser fee (Note 5)	61,864
Payable for distribution services fee (Note 5)	53,640
Payable for administrative fee (Note 5)	4,914
Accrued expenses (Note 5)	594,337
TOTAL LIABILITIES		26,299,940
Net assets for 31,472,185 shares outstanding		$1,102,662,012
Net Assets Consists of:
Paid-in capital		$1,010,782,112
Total distributable earnings (loss)		91,879,900
TOTAL NET ASSETS		$1,102,662,012
Annual Shareholder Report
21

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($288,566,449 ÷ 8,202,465 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$35.18
Offering price per share (100/94.50 of $35.18)	$37.23
Redemption proceeds per share	$35.18
Class B Shares:
Net asset value per share ($11,099,673 ÷ 338,916 shares outstanding) $0.001 par value, 50,000,000 shares authorized	$32.75
Offering price per share	$32.75
Redemption proceeds per share (94.50/100 of $32.75)	$30.95
Class C Shares:
Net asset value per share ($63,314,205 ÷ 1,939,275 shares outstanding) $0.001 par value, 50,000,000 shares authorized	$32.65
Offering price per share	$32.65
Redemption proceeds per share (99.00/100 of $32.65)	$32.32
Class R Shares:
Net asset value per share ($36,353,865 ÷ 1,039,539 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$34.97
Offering price per share	$34.97
Redemption proceeds per share	$34.97
Institutional Shares:
Net asset value per share ($631,603,267 ÷ 17,915,654 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$35.25
Offering price per share	$35.25
Redemption proceeds per share	$35.25
Class R6 Shares:
Net asset value per share ($71,724,553 ÷ 2,036,336 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$35.22
Offering price per share	$35.22
Redemption proceeds per share	$35.22
*	See information listed after the Fund's Portfolio of Investments
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Statement of Operations
Year Ended November 30, 2019
Investment Income:
Dividends (including $2,251,783 received from affiliated holdings* and net of foreign taxes withheld of $3,550,886)			$38,209,548
Net income on securities loaned (includes $429,284 earned from affiliated holdings* related to cash collateral balances)			331,794
TOTAL INCOME			38,541,342
Expenses:
Investment adviser fee (Note 5)		$10,557,473
Administrative fee (Note 5)		986,888
Custodian fees		262,269
Transfer agent fees		1,380,276
Directors'/Trustees' fees (Note 5)		12,328
Auditing fees		34,580
Legal fees		13,036
Distribution services fee (Note 5)		800,512
Other service fees (Notes 2 and 5)		947,879
Portfolio accounting fees		208,691
Share registration costs		100,692
Printing and postage		79,689
Taxes		25,600
Miscellaneous (Note 5)		51,770
TOTAL EXPENSES		15,461,683
Waivers, Reimbursements and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(1,211,979)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(462,184)
Reduction of custodian fees (Note 6)	(250)
TOTAL WAIVERS, REIMBURSEMENTS AND REDUCTION		(1,674,413)
Net expenses			13,787,270
Net investment income			$24,754,072
Annual Shareholder Report
23

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Exchange Contracts, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments (including realized loss of ($5,099) on sales of investments in an affiliated holding*) and foreign currency transactions	$47,891,978
Net realized gain (loss) on foreign exchange contracts	(38,256)
Net realized gain (loss) on futures contracts	(9,840,438)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized depreciation of $38,080 of investments in an affiliated holding*)	87,219,804
Net change in unrealized depreciation of futures contracts	3,244,819
Net realized and unrealized gain on investments, foreign exchange contracts, futures contracts and foreign currency transactions	128,477,907
Change in net assets resulting from operations	$153,231,979
*	See information listed after the Fund's Portfolio of Investments
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
24

Statement of Changes in Net Assets
Year Ended November 30	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income	$24,754,072	$38,872,307
Net realized gain	38,013,284	113,398,952
Net change in unrealized appreciation/depreciation	90,464,623	(416,769,168)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	153,231,979	(264,497,909)
Distributions to Shareholders:
Class A Shares	(8,273,045)	(1,754,798)
Class B Shares	(220,176)	—
Class C Shares	(1,102,849)	—
Class R Shares	(886,863)	(116,581)
Institutional Shares	(26,296,619)	(7,308,945)
Class R6 Shares	(2,788,494)	(1,330,914)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(39,568,046)	(10,511,238)
Share Transactions:
Proceeds from sale of shares	250,802,955	627,390,845
Net asset value of shares issued to shareholders in payment of distributions declared	34,050,404	8,915,647
Cost of shares redeemed	(853,677,260)	(800,692,533)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(568,823,901)	(164,386,041)
Change in net assets	(455,159,968)	(439,395,188)
Net Assets:
Beginning of period	1,557,821,980	1,997,217,168
End of period	$1,102,662,012	$1,557,821,980
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
25

Notes to Financial Statements
November 30, 2019
1. Organization
Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Leaders Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term capital growth.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Class B Shares are closed to new accounts, new investors and new purchases by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated fund.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Directors (the “Directors”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the
Annual Shareholder Report
26

movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Global Investment Management Corp. (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value
Annual Shareholder Report
27

will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
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Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers, reimbursements and reduction of $1,674,413 is disclosed in various locations in this Note 2, Note 5 and Note 6.
For the year ended November 30, 2019, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$414,917	$(161,135)
Class B Shares	22,918	(3,118)
Class C Shares	114,684	(14,390)
Class R Shares	89,906	—
Institutional Shares	720,303	(189,559)
Class R6 Shares	17,548	—
TOTAL	$1,380,276	$(368,202)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time.
For the year ended November 30, 2019, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$744,559
Class B Shares	32,608
Class C Shares	170,712
TOTAL	$947,879
Annual Shareholder Report
29

Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage country, currency and market risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at the period end are listed after the Fund's Portfolio of Investments.
The average notional value of long futures contracts held by the Fund throughout the period was $73,800,898. This is based on amounts held as of each month-end throughout the fiscal year.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund's NAV decreases, result in the Fund
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recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
The securities lending transactions are subject to Master Netting Agreements (“MNAs”), which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts, but gross. As indicated in the below chart, the cash collateral received by the Fund exceeds the market value of the securities loaned, reducing the net settlement amount to zero. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund. As of November 30, 2019, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$15,481,219	$16,674,795
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage country, currency and market risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to MNAs. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
At November 30, 2019, the Fund has no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
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Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments	Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Equity contracts	Payable for daily variation margin on futures contracts	$(2,672,796)*
*	Includes cumulative appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2019
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Foreign Exchange Contracts	Total
Foreign exchange contracts	$—	$(38,256)	$(38,256)
Equity contracts	$(9,840,438)	$—	$(9,840,438)
TOTAL	$(9,840,438)	$(38,256)	$(9,878,694)
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Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Equity contracts	$3,244,819
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. capital stock
The following tables summarize capital stock activity:
Year Ended November 30	2019		2018
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,087,090	$34,626,148	2,381,761	$87,841,688
Shares issued to shareholders in payment of distributions declared	256,808	7,354,995	41,609	1,548,282
Shares redeemed	(3,555,595)	(113,594,334)	(4,222,604)	(153,834,045)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,211,697)	$(71,613,191)	(1,799,234)	$(64,444,075)

Year Ended November 30	2019		2018
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	3,057	$85,899	11,806	$418,119
Shares issued to shareholders in payment of distributions declared	6,933	186,220	—	—
Shares redeemed	(209,469)	(6,321,291)	(158,843)	(5,304,166)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(199,479)	$(6,049,172)	(147,037)	$(4,886,047)

Year Ended November 30	2019		2018
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	192,406	$5,617,368	582,074	$20,223,503
Shares issued to shareholders in payment of distributions declared	38,049	1,018,964	—	—
Shares redeemed	(1,051,711)	(31,230,973)	(1,371,429)	(45,499,667)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(821,256)	$(24,594,641)	(789,355)	$(25,276,164)
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Year Ended November 30	2019		2018
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	165,127	$5,242,490	268,309	$9,852,610
Shares issued to shareholders in payment of distributions declared	28,575	814,670	2,818	104,309
Shares redeemed	(389,915)	(12,570,857)	(624,066)	(22,804,827)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(196,213)	$(6,513,697)	(352,939)	$(12,847,908)

Year Ended November 30	2019		2018
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	5,609,515	$175,843,892	11,953,201	$437,525,109
Shares issued to shareholders in payment of distributions declared	774,705	22,179,796	164,976	6,142,080
Shares redeemed	(19,498,800)	(621,511,903)	(11,730,299)	(421,829,247)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(13,114,580)	$(423,488,215)	387,878	$21,837,942

Year Ended November 30	2019		2018
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	948,253	$29,387,158	1,948,963	$71,529,816
Shares issued to shareholders in payment of distributions declared	87,295	2,495,759	30,142	1,120,976
Shares redeemed	(2,169,245)	(68,447,902)	(4,334,007)	(151,420,581)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(1,133,697)	$(36,564,985)	(2,354,902)	$(78,769,789)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(17,676,922)	$(568,823,901)	(5,055,589)	$(164,386,041)
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from passive foreign investment companies.
For the year ended November 30, 2019, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$65,411	$(65,411)
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
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The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2019 and 2018, was as follows:
	2019	2018
Ordinary income	$39,568,046	$10,511,238
As of November 30, 2019, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$24,449,261
Net unrealized appreciation	$111,293,612
Capital loss carryforwards and deferrals	$(43,862,973)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At November 30, 2019, the cost of investments for federal tax purposes was $997,028,635. The net unrealized appreciation of investments for federal tax purposes was $111,367,118. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $157,694,051 and net unrealized depreciation from investments for those securities having an excess of cost over value of $46,326,933. The amounts presented are inclusive of derivative contracts.
At November 30, 2019, the Fund had a capital loss carryforward of $43,862,973 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$43,862,973	$0	$43,862,973
Capital loss carryforwards of $36,228,934 were utilized during the year ended November 30, 2019.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.85% of the Fund's average daily net assets. Prior to June 28, 2019, the annual advisory fee was 0.90% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee, and/or reimburse other operating expenses. For the year ended November 30, 2019, the Adviser waived $1,145,004 of its fee and reimbursed $368,202 of transfer agent fees.
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The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2019, the Adviser reimbursed $66,975.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2019, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2019, distribution services fees for the Fund were as follows:
	Distribution Service Fees Incurred	Distribution Services Fees Waived
Class B Shares	$97,824	$—
Class C Shares	514,724	—
Class R Shares	187,964	(93,982)
TOTAL	$800,512	$(93,982)
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For the year ended November 30, 2019, FSC retained $2,079 of fees paid by the Fund. For the year ended November 30, 2019, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Directors. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2019, FSC retained $11,156 in sales charges from the sale of Class A Shares. FSC also retained $1,208, $32,692 and $4,692 of CDSC relating to redemptions of Class A Shares, Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended November 30, 2019, FSSC received $51,173 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective February 1, 2019, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, tax reclaim recovery fees, proxy-related expenses and extraordinary expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.22%, 2.08%, 2.07%, 1.41%, 0.96% and 0.91% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2021; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities, and Statement of Operations, respectively.
6. Expense reduction
Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended November 30, 2019, the Fund's expenses were reduced by $250 under these arrangements.
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7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2019, were as follows:
Purchases	$587,833,196
Sales	$1,088,321,243
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various condition precedents that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2019, the Fund had no outstanding loans. During the year ended November 30, 2019, the Fund did not utilize the LOC.
9. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2019, there were no outstanding loans. During the year ended November 30, 2019, the program was not utilized.
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11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2019, 100.00% of total ordinary income distributions paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended November 30, 2019, 0.37% qualify for the dividend received deduction available to corporate shareholders.
If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to its shareholders credits for foreign taxes paid. For the fiscal year ended November 30, 2019, the Fund derived $39,137,492 of gross income from foreign sources and paid foreign taxes of $2,913,126.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated World Investment series, inc. AND SHAREHOLDERS OF federated INTERNATIONAL LEADERS fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated International Leaders Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc., the “Corporation”), including the portfolio of investments, as of November 30, 2019, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated World Investment Series, Inc.) at November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
January 23, 2020
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2019	Ending Account Value 11/30/2019	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000.00	$1,122.20	$6.54
Class B Shares	$1,000.00	$1,117.40	$10.88
Class C Shares	$1,000.00	$1,117.80	$10.88
Class R Shares	$1,000.00	$1,121.20	$7.29
Institutional Shares	$1,000.00	$1,123.30	$5.16
Class R6 Shares	$1,000.00	$1,123.80	$4.90
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000.00	$1,018.90	$6.23
Class B Shares	$1,000.00	$1,014.79	$10.35
Class C Shares	$1,000.00	$1,014.79	$10.35
Class R Shares	$1,000.00	$1,018.20	$6.93
Institutional Shares	$1,000.00	$1,020.21	$4.91
Class R6 Shares	$1,000.00	$1,020.46	$4.66
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.23%
Class B Shares	2.05%
Class C Shares	2.05%
Class R Shares	1.37%
Institutional Shares	0.97%
Class R6 Shares	0.92%
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Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court's Board of Continuing Judicial Education and the Supreme Court's Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2019
Federated International Leaders Fund (the “Fund”)
At its meetings in May 2019, the Fund's Board of Directors (the “Board”), including a majority of those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Directors, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors. At the request of the Independent Directors, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the
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adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Global Investment Management Corp. (the “Adviser”) and its affiliates (collectively, “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Directors were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Directors encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Directors without management present, senior management of the Adviser also met with the Independent Directors and their counsel to discuss the materials presented and such additional matters as the Independent Directors deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due
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regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
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The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
The CCO noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in
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attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' objectives or investment management techniques, or the costs to implement the funds, even within the same Peer Group.
The Fund's performance fell below the median of the relevant Peer Group for the one-year, three-year and five-year periods covered by the CCO Fee Evaluation Report. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In
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addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
In 2018, the Board approved a reduction of 5 basis points in the contractual advisory fee.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and
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reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
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The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated International Leaders Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U847
CUSIP 31428U839
CUSIP 31428U821
CUSIP 31428U599
CUSIP 31428U623
CUSIP 31428U581
G02455-03 (1/20)
Federated is a registered trademark of Federated Investors, Inc.
2020 ©Federated Investors, Inc.

Annual Shareholder Report
November 30, 2019
Share Class | Ticker	A | ISCAX	C | ISCCX	Institutional | ISCIX

Federated International Small-Mid Company Fund
Fund Established 1996

A Portfolio of Federated World Investment Series, Inc.
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated International Small-Mid Company Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2018 through November 30, 2019. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated International Small-Mid Company Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2019 was 16.46% for Class A Shares, 15.55% for Class C Shares and 16.71% for the Institutional Shares. The total return for the MSCI ACWI ex USA SMID Cap Index (the “MSCI Index”)1 was 11.44% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI Index.
During the reporting period, the Fund's investment strategy focused on: (a) small to mid-sized capitalized companies; (b) stock selection; and (c) currency allocation. These were the most significant factors affecting the Fund's performance relative to the MSCI Index.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
Global equity markets2 moved higher during the reporting period with the MSCI EAFE Index3 and MSCI Emerging Markets Index4 returning 12.44% and 7.28%, respectively.
Geopolitical uncertainty remained the dominant backdrop as many of the issues faced in the first half of the year spilled into the second half, including the trade war between the U.S. and China, an elusive conclusion to Brexit (the U.K. leaving the European Union) and an escalation of Middle Eastern tensions. The Organization for Economic Cooperation and Development lowered its 2019 full-year world Gross Domestic Product (GDP) growth forecast to 2.9%, the lowest level since the financial crisis.
Both the European Central Bank (ECB) and the U.S. Federal Reserve (the “Fed”) cut their benchmark rates, motivated by ongoing trade tensions, moderating global growth and low inflation. The move by the ECB pushed its deposit rate to -0.5%, while, following a hike in December 2018, the Fed cut its target rate to a range of 1.75% to 2.00%. Additionally, the ECB announced that it would restart its bond purchase program on November 1st with a monthly target of €20 billion.
The stand-off between the U.S. and China continued with neither side willing to compromise. In addition to the immediate trade impact, repercussions were felt more broadly as confidence and investment softened. Both the manufacturing and services Purchasing Managers Indices (PMIs) have retreated in recent months with the global manufacturing PMI falling below the 50 level, indicating a contraction in manufacturing activity.
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The back and forth rhetoric of the current trade dispute with the U.S. began to weigh on China's economy. Led by weak demand for automobiles and smartphones, industrial production and fixed asset investments fell to a near 2-decade low in August. To counter the slowing growth and boost investment, Chinese policymakers implemented reforms aimed at reviving corporate borrowing. The Caixin China Manufacturing PMI, a manufacturing indicator, rebounded to above 50 in August and September, indicating the economy may be bottoming.
Economic activity within the Eurozone also slowed as a result of the global trade tensions. The German IFO Index, which measures business expectations among manufacturing, trade and construction companies, fell to a ten-year low in September. German investor confidence, as measured by the ZEW Index, fell to an eight-year low in August, spurring calls for the government to increase spending on Green infrastructure. France's economy proved more resilient as it continued to benefit from public spending.
In the U.K., former Prime Minister Theresa May resigned after failing to reach an agreement on Brexit. Her replacement, Boris Johnson, also struggled to reach a political consensus on Brexit but was able to secure a 3-month extension beyond the October 31st deadline. Johnson also agreed to a general election to be held on December 12th. Companies have started to pare back investments due to the uncertainty, causing both manufacturing and construction to contract; however, U.K. consumption remained resilient supported by a healthy labor market.
Similar to Europe, economic conditions in Japan softened despite a still very robust labor market. The strong employment data did not translate into stronger consumption, with Japan's July retail sales falling 2%, marking the first decline in 2019. As expected, on October 1st, the government's value-added-tax (VAT) was hiked from 8% to 10%. The government learned from prior VAT hikes and implemented policies aimed at offsetting its negative impact. Japan's decision to hold off exports of specialty chemicals to South Korea escalated the trade dispute between the two countries. Japan did move closer to a trade agreement with the U.S. after Prime Minster Abe and President Trump agreed to a preliminary trade deal. A final deal is expected in the coming months.
The U.S. economy continued to muddle along with GDP growth rates above most of its developed peers, despite continued mixed data points. While manufacturing growth rebounded to a 7-month high at the end of the reporting period and the labor market remained robust, September's consumer confidence slipped the most in 2019 as consumers have grown more cautious. Sentiment was further impacted by domestic friction stemming from the impeachment inquiry opened against President Trump and criticism over the failure to pass the U.S.-Mexico-Canada Agreement (USMCA) as of period end.
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FUND PERFORMANCE
During the reporting period, the Fund's gains versus the MSCI Index came primarily from positive stock selection across all sectors with the exception of Energy and Real Estate, which are the Fund's lowest weighted sectors. Stock selection was exceptionally strong in Health Care and Communication Services, while the Fund's overweight to the Information Technology sector, the top performing sector during the period of measurement, also contributed to the Fund's excess returns.
Stock selection within the Communication Services sector was the Fund's largest contributor. Singapore based Sea Ltd., which is a leader in gaming and e-commerce in Southeast Asia, was the Fund's top overall contributor. The company's revenue for this year is forecasted to be more than double the initial expectations at the start of the year, as their mobile video game Garena Free Fire outperformed the most optimistic expectations, and their e-commerce division Shopee continued to grow in the triple digit range as e-commerce penetration grew in Southeast Asia. Cellnex Telecom SA, a cellular tower operator in Spain, outperformed as the company continued to consolidate the European tower market and increase tenancy. Furthermore, the company has started to benefit from the telecom providers' investments into 5G infrastructure.
Stock selection within the Health Care sector was also a notable contributor. Galapagos NV and DiaSorin S.p.A. were within the Fund's top 10 performance contributors due to a variety of factors. DiaSorin S.p.A. is an Italian listed European biotechnology company that is a leader in producing in vitro diagnostics reagent kits used in immunodiagnostics and molecular diagnostics. The company reported another year of strong growth driven by new product launches, while the outlook remains positive with a healthy product pipeline and long-term opportunity in China. Galapagos NV, a Belgium-based biotechnology company, rose on positive registration trials for their lead asset Filgotinib and the announcement of a partnership with Gilead to co-develop and co-commercialize Filgotinib for immunology and inflammation indications.
The most notable detractor to the Fund's performance was stock selection in the Energy sector. During the period, oil prices remained volatile, causing energy companies to hold back investments and capex. This resulted in lower activity levels, which negatively impacted Pason Systems Inc. and John Wood Group PLC, two oilfield service companies held in the Fund. The Fund's underweight position in the Energy sector, which was the worst-performing sector in the benchmark, partially offset the negative stock selection.
One of the Fund's largest overall detractors was Burford Capital Ltd., a U.K. listed litigation finance company. Burford Capital Ltd. is a market leader in the rapidly growing litigation finance industry and was viewed as a unique opportunity in the Financials sector with a low correlation to interest rates. The Fund ultimately exited the position at a loss due to corporate governance concerns.
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1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MSCI Index.
2	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. International small company stocks may be less liquid and subject to greater price volatility than international large company stocks.
3	The MSCI EAFE is an equity index which captures large- and mid-cap representation across developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.*
4	The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 Emerging Markets (EM) countries.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Small-Mid Company Fund (the “Fund”) from November 30, 2009 to November 30, 2019, compared to the MSCI ACWI ex USA SMID Cap Index (MSCI Index).2 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2019
■  Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
■  Total returns shown for the Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge=$9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses.
Average Annual Total Returns for the Period Ended 11/30/2019
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	10.05%	5.09%	6.67%
Class C Shares	14.58%	5.44%	6.42%
Institutional Shares	16.71%	6.51%	7.49%
MSCI Index	11.44%	5.34%	6.22%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Index has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The MSCI Index captures mid- and small-cap representation across developed market countries (excluding the U.S.) and emerging markets countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
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Portfolio of Investments Summary Tables (unaudited)
At November 30, 2019, the Fund's portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
Japan	21.4%
United Kingdom	12.1%
Canada	9.5%
France	9.4%
Switzerland	6.0%
Germany	5.4%
United States	3.8%
Sweden	3.5%
Brazil	3.3%
Netherlands	2.9%
Hong Kong	2.3%
Spain	2.2%
Ireland	1.9%
Thailand	1.8%
Australia	1.5%
Denmark	1.5%
Israel	1.3%
Italy	1.3%
China	1.2%
Belgium	1.0%
United Arab Emirates	1.0%
Poland	0.9%
Luxembourg	0.8%
Austria	0.7%
Norway	0.7%
Mexico	0.6%
Cash Equivalents[2]	2.0%
Other Assets and Liabilities—Net[3,4]	0.0%
TOTAL	100.0%
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At November 30, 2019, the Fund's sector classification composition5 was as follows:
Sector Classification	Percentage of Total Net Assets
Information Technology	16.9%
Industrials	16.8%
Consumer Discretionary	14.2%
Health Care	10.8%
Financials	9.0%
Communication Services	8.9%
Consumer Staples	8.4%
Materials	7.1%
Real Estate	3.7%
Energy	1.2%
Utilities	1.0%
Cash Equivalents[2]	2.0%
Other Assets and Liabilities—Net[3,4]	0.0%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Represents less than 0.1%.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
5	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
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Portfolio of Investments
November 30, 2019
Shares			Value in U.S. Dollars
		COMMON STOCKS—98.0%
		Australia—1.5%
135,000		DEXUS Property Group	$1,118,820
250,000		Hansen Technologies Ltd.	588,286
		TOTAL	1,707,106
		Austria—0.7%
22,573	[1]	Erste Group Bank AG	807,576
		Belgium—1.0%
6,000	[1]	Galapagos NV	1,181,778
		Brazil—3.3%
28,000	[1]	Afya Ltd	771,120
50,000		Localiza Rent A Car SA	531,922
17,500	[1]	PagSeguro Digital Ltd.	593,950
16,000	[1]	StoneCo Ltd.	655,680
75,000	[1]	Totvs SA	1,146,161
		TOTAL	3,698,833
		Canada—9.5%
20,000		Allied Properties REIT	804,035
76,000		CAE, Inc.	2,042,039
1,300		Constellation Software, Inc.	1,389,756
37,000		Dollarama, Inc.	1,353,482
33,000		Gildan Activewear, Inc.	968,908
15,000	[1]	Kinaxis, Inc.	1,194,760
24,700	[1]	Lightspeed POS, Inc.	641,162
91,000		Pason Systems, Inc.	883,761
65,000		The North West Company Fund	1,386,321
		TOTAL	10,664,224
		China—1.2%
13,000	[1]	Sina Corp.	453,570
380,000		TravelSky Technology Ltd.	925,334
		TOTAL	1,378,904
		Denmark—1.5%
11,000		Chr.Hansen Holding	834,921
18,000		Topdanmark A/S	831,657
		TOTAL	1,666,578
Annual Shareholder Report
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		France—9.4%
32,552		Accor SA	$1,391,629
11,240		Capgemini SE	1,328,457
8,000		Ingenico Group	853,006
30,000		JC Decaux SA	859,035
24,000		LISI Link Solutions for Industry	847,824
4,000		Remy Cointreau SA	515,003
19,500		Rubis SCA	1,110,228
57,000		STMicroelectronics N.V.	1,398,315
5,900		Teleperformance	1,396,651
15,000	[1]	UbiSoft Entertainment SA	910,305
		TOTAL	10,610,453
		Germany—5.4%
33,412	[1]	Delivery Hero SE	1,767,412
7,000		Deutsche Boerse AG	1,074,284
10,664		HeidelbergCement AG	788,389
12,133		Rheinmetall AG	1,291,974
12,000		Symrise AG	1,164,029
		TOTAL	6,086,088
		Hong Kong—2.3%
172,000		Dah Sing Financial Holdings Ltd.	626,252
34,000		Melco Resorts & Entertainment, ADR	723,520
163,000		Techtronic Industries Co.	1,225,738
		TOTAL	2,575,510
		Ireland—1.9%
100,000		Bank of Ireland Group PLC	501,456
4,700		Kerry Group PLC	602,704
28,922		Smurfit Kappa Group PLC	1,025,356
		TOTAL	2,129,516
		Israel—1.3%
5,300	[1]	NICE Ltd., ADR	802,897
34,000	[1]	Tufin Software Technologies Ltd.	653,140
		TOTAL	1,456,037
		Italy—1.3%
4,500		DiaSorin	601,238
70,000	[1]	Nexi SpA	825,341
		TOTAL	1,426,579
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Japan—21.4%
17,500		Chugai Pharmaceutical Co. Ltd.	$1,529,876
17,400		Daifuku Co.	1,014,955
4,600		Disco Corp.	997,343
17,800		Horiba Ltd.	1,171,773
1,720		Japan Hotel REIT Investment Corp.	1,409,282
42,200		Kanamoto Co. Ltd.	1,204,747
18,000		Kikkoman Corp.	906,026
15,600		Kusuri No Aoki Holdings Co. Ltd.	1,187,661
27,200		Matsumotokiyoshi Holdings Co. Ltd.	1,040,167
10,000		Nidec Corp.	1,482,252
80,000		Nippon Zeon Co.	1,032,452
8,000		Nitori Holdings Co., Ltd.	1,254,595
104,000		Pan Pacific International Holdings Corp.	1,686,803
25,400		Park 24 Co. Ltd.	614,317
34,800		Persol Holdings Co. Ltd.	641,313
9,000		Rohm Co. Ltd.	760,397
14,000		Shoei Co. Ltd.	641,642
25,800		Square Enix Holdings Co. Ltd.	1,275,665
73,000		Taiyo Nippon Sanso Corp.	1,627,586
34,800		THK Co. Ltd.	980,128
17,000		United Arrows Ltd.	511,491
20,000		Yamaha Corp.	1,104,515
		TOTAL	24,074,986
		Luxembourg—0.8%
1,700		Eurofins Scientific SE	892,391
		Mexico—0.6%
70,000		Grupo Aeroportuario del Pacifico SA, Class B	710,854
		Netherlands—2.9%
8,500	[1]	Argenx SE, ADR	1,258,425
36,238		NN Group NV	1,390,072
12,000	[1]	UniQure N.V.	667,920
		TOTAL	3,316,417
		Norway—0.7%
28,600		Schibsted A/S	782,566
		Poland—0.9%
28,000	[1]	Dino Polska Spolka	964,634
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Spain—2.2%
26,000	[1]	Cellnex Telecom S.A.	$1,116,696
58,000		Cia de Distribucion Integral Logista Holdings SA	1,308,269
		TOTAL	2,424,965
		Sweden—3.5%
80,000	[1]	EQT AB	940,513
60,000		Evolution Gaming Group AB	1,584,353
150,000	[1]	Karnov Group AB	777,341
30,000		Thule Group AB/The	653,286
		TOTAL	3,955,493
		Switzerland—6.0%
500		Barry Callebaut AG	1,004,883
35,000	[1]	Coca-Cola HBC AG	1,167,134
20,882	[1]	Julius Baer Gruppe AG	982,637
5,165	[1]	Lonza Group AG	1,753,641
7,000		Tecan AG	1,880,221
		TOTAL	6,788,516
		Thailand—1.8%
400,000		Central Pattana PCL, GDR	823,426
33,000	[1]	Sea Ltd., ADR	1,222,320
		TOTAL	2,045,746
		United Arab Emirates—1.0%
150,000	[1]	Network International Holdings Ltd.	1,123,127
		United Kingdom—12.1%
30,000		Anglo American PLC	786,470
29,099		Ashtead Group PLC	882,971
255,000		B&M European Value Retail SA	1,246,866
12,000		Croda International PLC	772,545
33,000		Dechra Pharmaceutical PLC	1,208,845
35,000	[1]	Farfetch Ltd.	348,600
23,000		Fevertree Drinks PLC	650,013
20,000		London Stock Exchange Group PLC	1,776,860
85,000		Manchester United PLC- CL A	1,570,800
300,000		Melrose Industries PLC	889,970
123,450		PageGroup PLC	768,320
130,000		Rightmove PLC	1,048,148
85,000		St. James's Place Capital PLC	1,195,923
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		United Kingdom—continued
113,282		Wood Group (John) PLC	$514,026
		TOTAL	13,660,357
		United States—3.8%
12,000		Ferguson PLC	1,042,547
15,000	[1]	Livanova PLC	1,256,400
19,000	[1]	Mimecast Ltd.	842,650
29,000	[1]	Talend SA, ADR	1,100,840
		TOTAL	4,242,437
		TOTAL COMMON STOCKS (IDENTIFIED COST $82,743,826)	110,371,671
		INVESTMENT COMPANY—2.0%
2,256,832		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 1.77%[2] (IDENTIFIED COST $2,256,559)	2,257,509
		TOTAL INVESTMENT IN SECURITIES—100.0% (IDENTIFIED COST $85,000,385)[3]	112,629,180
		OTHER ASSETS AND LIABILITIES—NET—0.0%[4]	(16,112)
		TOTAL NET ASSETS—100%	$112,613,068
An affiliated company is a company in which the Fund, alone or in combination with other funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended November 30, 2019, were as follows:
UniQure N.V.
Health Care
Balance of Shares Held 11/30/2018	—
Purchases/Additions	12,000
Sales/Reductions	—
Balance of Shares Held 11/30/2019	12,000
Value	$667,920
Change in Unrealized Appreciation/ Depreciation	$19,648
Net Realized Gain/(Loss)	$—
Dividend Income	$—
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Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated holding during the period ended November 30, 2019, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2018	10,393,141
Purchases/Additions	35,444,877
Sales/Reductions	(43,581,186)
Balance of Shares Held 11/30/2019	2,256,832
Value	$2,257,509
Change in Unrealized Appreciation/Depreciation	$750
Net Realized Gain/(Loss)	$495
Dividend Income	$127,866
1	Non-income-producing security.
2	7-day net yield.
3	The cost of investments for federal tax purposes amounts to $85,340,125.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2019.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
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The following is a summary of the inputs used, as of November 30, 2019, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$3,199,890	$—	$—	$3,199,890
International	22,775,103	84,396,678	—	107,171,781
Investment Company	2,257,509	—	—	2,257,509
TOTAL SECURITIES	$28,232,502	$84,396,678	$—	$112,629,180
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements.
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Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$35.18	$41.98	$31.51	$39.32	$40.52
Income From Investment Operations:
Net investment income (loss)[1]	0.02	(0.10)	0.02	0.05	(0.21)
Net realized and unrealized gain (loss)	4.57	(4.10)	10.74	(3.59)	3.06
TOTAL FROM INVESTMENT OPERATIONS	4.59	(4.20)	10.76	(3.54)	2.85
Less Distributions:
Distributions from net investment income	(0.33)	—	—	(0.16)	—
Distributions from net realized gain	(4.03)	(2.61)	(0.29)	(4.11)	(4.05)
TOTAL DISTRIBUTIONS	(4.36)	(2.61)	(0.29)	(4.27)	(4.05)
Redemption Fees	0.01	0.01	0.00[2]	0.00[2]	0.00[2]
Net Asset Value, End of Period	$35.42	$35.18	$41.98	$31.51	$39.32
Total Return[3]	16.46%	(10.71)%	34.46%	(10.16)%	7.98%
Ratios to Average Net Assets:
Net expenses	1.86%	1.86%	1.85%	1.76%	1.85%
Net investment income (loss)	0.07%	(0.25)%	0.05%	0.16%	(0.53)%
Expense waiver/reimbursement[4]	0.21%	0.15%	0.15%	0.22%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$82,007	$84,786	$102,872	$90,508	$127,260
Portfolio turnover	30%	28%	42%	39%	59%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
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Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$27.13	$33.22	$25.19	$32.36	$34.31
Income From Investment Operations:
Net investment income (loss)[1]	(0.17)	(0.21)	(0.21)	(0.17)	(0.43)
Net realized and unrealized gain (loss)	3.30	(3.28)	8.53	(2.89)	2.53
TOTAL FROM INVESTMENT OPERATIONS	3.13	(3.49)	8.32	(3.06)	2.10
Less Distributions:
Distributions from net investment income	—	—	—	—	—
Distributions from net realized gain	(4.03)	(2.61)	(0.29)	(4.11)	(4.05)
TOTAL DISTRIBUTIONS	(4.03)	(2.61)	(0.29)	(4.11)	(4.05)
Redemption Fees	0.02	0.01	0.00[2]	0.00[2]	0.00[2]
Net Asset Value, End of Period	$26.25	$27.13	$33.22	$25.19	$32.36
Total Return[3]	15.55%	(11.44)%	33.41%	(10.89)%	7.15%
Ratios to Average Net Assets:
Net expenses	2.66%	2.66%	2.65%	2.56%	2.65%
Net investment income (loss)	(0.72)%	(0.68)%	(0.73)%	(0.64)%	(1.33)%
Expense waiver/reimbursement[4]	0.16%	0.09%	0.11%	0.17%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$4,589	$5,351	$15,937	$17,028	$22,681
Portfolio turnover	30%	28%	42%	39%	59%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$35.99	$42.81	$32.06	$39.95	$41.01
Income From Investment Operations:
Net investment income (loss)[1]	0.09	(0.00)[2]	0.07	0.12	(0.13)
Net realized and unrealized gain (loss)	4.69	(4.22)	10.97	(3.66)	3.12
TOTAL FROM INVESTMENT OPERATIONS	4.78	(4.22)	11.04	(3.54)	2.99
Less Distributions:
Distributions from net investment income	(0.41)	—	—	(0.24)	—
Distributions from net realized gain	(4.03)	(2.61)	(0.29)	(4.11)	(4.05)
TOTAL DISTRIBUTIONS	(4.44)	(2.61)	(0.29)	(4.35)	(4.05)
Redemption Fees	0.01	0.01	0.00[2]	0.00[2]	0.00[2]
Net Asset Value, End of Period	$36.34	$35.99	$42.81	$32.06	$39.95
Total Return[3]	16.71%	(10.54)%	34.75%	(10.00)%	8.25%
Ratios to Average Net Assets:
Net expenses	1.66%	1.66%	1.65%	1.56%	1.65%
Net investment income (loss)	0.27%	(0.01)%	0.18%	0.34%	(0.33)%
Expense waiver/reimbursement[4]	0.16%	0.10%	0.10%	0.17%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$26,017	$32,480	$46,428	$31,981	$38,830
Portfolio turnover	30%	28%	42%	39%	59%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on the net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Assets and Liabilities
November 30, 2019
Assets:
Investment in securities, at value including $2,257,509 and $667,920 of investment in an affiliated holding* and an affiliated company,* respectively (identified cost $85,000,385)		$112,629,180
Cash denominated in foreign currencies (identified cost $17,415)		17,453
Income receivable		257,141
Receivable for shares sold		21,385
Income receivable from affiliated holding		6,234
TOTAL ASSETS		112,931,393
Liabilities:
Payable for shares redeemed	$54,352
Payable for investments purchased	61
Payable for capital gains taxes withheld	12,190
Payable for portfolio accounting fees	94,559
Payable for transfer agent fee	34,463
Payable for auditing fees	33,900
Payable for custodian fees	31,514
Payable for share registration costs	27,601
Payable for distribution services fee (Note 5)	16,101
Payable for investment adviser fee (Note 5)	7,116
Payable for administrative fee (Note 5)	670
Payable for other service fees (Notes 2 and 5)	136
Accrued expenses (Note 5)	5,662
TOTAL LIABILITIES		318,325
Net assets for 3,205,692 shares outstanding		$112,613,068
Net Assets Consists of:
Paid-in capital		$79,806,625
Total distributable earnings		32,806,443
TOTAL NET ASSETS		$112,613,068
Annual Shareholder Report
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Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($82,007,256 ÷ 2,314,962 shares outstanding) $0.001 par value, 500,000,000 shares authorized	$35.42
Offering price per share (100/94.50 of $35.42)	$37.48
Redemption proceeds per share	$35.42
Class C Shares:
Net asset value per share ($4,588,752 ÷ 174,787 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$26.25
Offering price per share	$26.25
Redemption proceeds per share (99.00/100 of $26.25)	$25.99
Institutional Shares:
Net asset value per share ($26,017,060 ÷ 715,943 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$36.34
Offering price per share	$36.34
Redemption proceeds per share	$36.34
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Operations
Year Ended November 30, 2019
Investment Income:
Dividends (including $127,866 received from an affiliated holding,* and net of foreign taxes withheld of $167,505)			$2,199,127
Expenses:
Investment adviser fee (Note 5)		$1,421,002
Administrative fee (Note 5)		91,784
Custodian fees		56,741
Transfer agent fees		202,770
Directors'/Trustees' fees (Note 5)		3,163
Auditing fees		34,580
Legal fees		9,957
Distribution services fee (Note 5)		242,665
Other service fees (Notes 2 and 5)		12,435
Portfolio accounting fees		142,184
Share registration costs		48,796
Printing and postage		39,053
Miscellaneous (Note 5)		23,441
TOTAL EXPENSES		2,328,571
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(184,404)
Waiver of other operating expenses	(41,073)
TOTAL WAIVERS AND REIMBURSEMENT		(225,477)
Net expenses			2,103,094
Net investment income			96,033
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments (including realized gain of $495 on sales of investments in an affiliated holding*) and foreign currency transactions (net of $32,491 deferred foreign tax)			5,248,009
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized appreciation of $750 and $19,648 of investments in an affiliated holding* and an affiliated company,* respectively, and net of $51,456 decrease in deferred foreign tax)			11,279,796
Net realized and unrealized gain (loss) on investments and foreign currency transactions			16,527,805
Change in net assets resulting from operations			$16,623,838
*	See information listed after the Fund's Portfolio of Investments
See Notes which are an integral part of the Financial Statements
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21

Statement of Changes in Net Assets
Year Ended November 30	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$96,033	$(334,086)
Net realized gain	5,248,009	15,019,571
Net change in unrealized appreciation/depreciation	11,279,796	(29,579,290)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	16,623,838	(14,893,805)
Distributions to Shareholders:
Class A Shares	(10,337,067)	(6,272,741)
Class B Shares[1]	—	(103,073)
Class C Shares	(767,281)	(1,241,592)
Institutional Shares	(3,680,993)	(2,653,118)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(14,785,341)	(10,270,524)
Share Transactions:
Proceeds from sale of shares	5,522,248	27,400,986
Net asset value of shares issued to shareholders in payment of distributions declared	13,746,452	9,514,964
Cost of shares redeemed	(31,147,564)	(55,783,696)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(11,878,864)	(18,867,746)
Redemption fees	36,562	36,186
Change in net assets	(10,003,805)	(43,995,889)
Net Assets:
Beginning of period	122,616,873	166,612,762
End of period	$112,613,068	$122,616,873
1	On February 2, 2018, Class B Shares were converted into Class A Shares.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Notes to Financial Statements
November 30, 2019
1. ORGANIZATION
Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Small-Mid Company Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term growth of capital.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
At the close of business, on February 2, 2018, Class B Shares were converted into the Fund's existing Class A Shares pursuant to a Plan of Conversion approved by the Fund's Board of Directors (the “Directors”). The conversion occurred on a tax-free basis. The cash value of a shareholder's investment was not changed as a result of the share class conversion. No action was required by shareholders to effect the conversion.
Effective August 1, 2018, an automatic conversion feature for Class C shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents,
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fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Global Investment Management Corp. (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
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The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities principally traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
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The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers and reimbursement of $225,477 is disclosed in various locations in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2019, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class C Shares	$ 12,435
For the year ended November 30, 2019, the Fund's Class A Shares did not incur other service fees.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the State of Maryland and the Commonwealth of Pennsylvania.
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The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Funds will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At November 30, 2019, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
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Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. Capital Stock
The following tables summarize capital stock activity:
Year Ended November 30	2019		2018
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	73,434	$2,284,468	371,514	$14,628.417
Conversion of Class B Shares to Class A Shares[1]	—	—	22,642	937,842
Shares issued to shareholders in payment of distributions declared	337,770	9,396,766	141,379	5,621,227
Shares redeemed	(506,191)	(16,237,576)	(576,032)	(22,987,312)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(94,987)	$(4,556,342)	(40,497)	$(1,799,826)

Year Ended November 30	2019		2018
Class B Shares:	Shares	Amount	Shares	Amount
Shares issued to shareholders in payment of distributions declared	—	$—	3,300	$102,059
Conversion of Class B Shares to Class A Shares[1]	—	—	(29,130)	(937,842)
Shares redeemed	—	—	(15,541)	(515,804)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	—	$—	(41,371)	$(1,351,587)

Year Ended November 30	2019		2018
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	34,314	$816,799	56,015	$1,738,391
Shares issued to shareholders in payment of distributions declared	35,874	745,102	39,699	1,226,303
Shares redeemed	(92,586)	(2,245,868)	(378,343)	(11,367,457)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(22,398)	$(683,967)	(282,629)	$(8,402,763)
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Year Ended November 30	2019		2018
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	72,469	$2,420,981	246,246	$10,096,336
Shares issued to shareholders in payment of distributions declared	126,521	3,604,584	63,187	2,565,375
Shares redeemed	(385,471)	(12,664,120)	(491,583)	(19,975,281)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(186,481)	$(6,638,555)	(182,150)	$(7,313,570)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(303,866)	$(11,878,864)	(546,647)	$(18,867,746)
1	On February 2, 2018, Class B Shares were converted to Class A Shares.
Redemption Fees
Prior to October 31, 2019, the Fund imposed a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class C Shares and Institutional Shares who redeemed shares held for 30 days or less. Prior to their conversion to Class A Shares at the close of business on February 2, 2018, the Class B Shares were also subject to these fees. All redemption fees were recorded by the Fund as additions to paid-in capital. For the year ended November 30, 2019, the redemption fees for Class A Shares, Class C Shares and Institutional Shares amounted to $22,655, $4,284 and $9,623, respectively. For the year ended November 30, 2018, redemption fees for Class A Shares, Class B Shares, Class C Shares and Institutional Shares amounted to $22,323, $61, $4,262 and $9,540, respectively.
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2019 and 2018, was as follows:
	2019	2018
Ordinary income[1]	$1,108,678	$911,376
Long-term capital gains	$13,676,663	$9,359,148
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of November 30, 2019, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[2]	$954,132
Undistributed long-term capital gains	$4,579,901
Net unrealized appreciation	$27,272,410
2	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to the deferral of losses on wash sales and investments in a passive foreign investment company.
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At November 30, 2019, the cost of investments for federal tax purposes was $85,340,125. The net unrealized appreciation of investments for federal tax purposes was $27,289,055. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $30,840,512 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,551,457.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.25% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2019, the Adviser voluntarily waived $180,724 of its fee.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2019, the Adviser reimbursed $3,680.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2019, the annualized fee paid to FAS was 0.081% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	0.75%
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Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2019, distribution services fees for the Fund were as follows:
	Distribution Service Fees Incurred	Distribution Service Fees Waived
Class A Shares	$205,363	$(41,073)
Class C Shares	37,302	—
TOTAL	$242,665	$(41,073)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2019, FSC did not retain any fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2019, FSC retained $1,638 in sales charges from the sale of Class A Shares. FSC also retained $17 and $110 of CDSC relating to redemptions of Class A Shares and Class C Shares, respectively.
Other Service Fees
For the year ended November 30, 2019, FSSC received $435 of other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective February 1, 2019, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, tax reclaim recovery expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.86%, 2.66% and 1.66% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
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6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2019, were as follows:
Purchases	$32,094,839
Sales	$50,585,908
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Foreign political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2019, the Fund had no outstanding loans. During year ended November 30, 2019, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2019, there were no outstanding loans. During the year ended November 30, 2019, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2019, 100.00% of total ordinary income distributions paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of distributions on Form 1099-DIV.
If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to its shareholders credits for foreign taxes paid. For the fiscal year ended November 30, 2019, the Fund derived $2,324,861 of gross income from foreign sources and paid foreign taxes of $167,505.
For the year ended November 30, 2019, the amount of long-term capital gains designated by the Fund was $13,676,663.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated World Investment series, inc. AND SHAREHOLDERS OF federated INTERNATIONAL small-mid company fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated International Small-Mid Company Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2019, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated World Investment Series, Inc.) at November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
January 23, 2020
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2019	Ending Account Value 11/30/2019	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,115.20	$9.86
Class C Shares	$1,000	$1,110.90	$14.08
Institutional Shares	$1,000	$1,116.40	$8.81
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,015.74	$9.40
Class C Shares	$1,000	$1,011.73	$13.41
Institutional Shares	$1,000	$1,016.75	$8.39
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.86%
Class C Shares	2.66%
Institutional Shares	1.66%
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Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court's Board of Continuing Judicial Education and the Supreme Court's Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2019
Federated International Small-Mid Company Fund (the “Fund”)
At its meetings in May 2019, the Fund's Board of Directors (the “Board”), including a majority of those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Directors, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors. At the request of the Independent Directors, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the
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adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Global Investment Management Corp. (the “Adviser”) and its affiliates (collectively, “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Directors were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Directors encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Directors without management present, senior management of the Adviser also met with the Independent Directors and their counsel to discuss the materials presented and such additional matters as the Independent Directors deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due
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regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
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The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the
Annual Shareholder Report
46

Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' objectives or investment management techniques, or the costs to implement the funds, even within the same Peer Group.
The Fund's performance fell below the median of the relevant Peer Group for the one-year, three-year and five-year periods covered by the CCO Fee Evaluation Report. The Board discussed the Fund's performance with the Adviser, including the reasons for the Fund's performance, and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived
Annual Shareholder Report
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fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or
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adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.
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50

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated International Small-Mid Company Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U748
CUSIP 31428U722
CUSIP 31428U631
G01968-01 (1/20)
Federated is a registered trademark of Federated Investors, Inc.
2020 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $104,500

Fiscal year ended 2018 - $105,220

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $30,510 and $35,876 respectively. Fiscal year ended 2019- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2018- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2019 - $646,396

Fiscal year ended 2018 - $1,406,764

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firm, Ernst & Young LLP (“EY”), has the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In its required communications to the Audit Committee of the registrant’s Board, EY informed the Audit Committee that EY and/or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On June 18, 2019, the SEC adopted amendments (effective October 3, 2019) to the Loan Rule, which, refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated World Investment Series, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2020

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2020